TRAVELERS GROUP 401(k) SAVINGS PLAN

                           December 31, 1998 and 1997

                                      Index

                                                                         Page

Independent Auditors' Report

Financial Statements:

   Statements of Net Assets Available for Plan Benefits
     at December 31, 1998 and 1997                                        2

   Statements of Changes in Net Assets Available for Plan Benefits
     for the years ended December 31, 1998 and 1997                       3

   Notes to Financial Statements                                          4

Supplemental Schedules *

   Line 27(a) - Schedule of Assets Held for Investment Purposes
     at December 31, 1998                                                 28

   Line 27(d) - Schedule of Reportable Transactions
     for the year ended December 31, 1998                                 32

* Schedules required by Line 27 of IRS Form 5500 which are not applicable have not been included.

                          Independent Auditors' Report

To the Plans Administration Committee of
   Citigroup Inc.:

We have audited the accompanying statements of net assets available for plan benefits of Travelers Group 401(k) Savings Plan (the "Plan") as of December 31, 1998 and 1997, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Plan Administrator, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits as of December 31, 1998 and 1997, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our December 31, 1998 audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes at December 31, 1998 and schedule of reportable transactions for the year ended December 31, 1998 are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan Administrator. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements, taken as a whole.


                                                                   KPMG LLP

New York, New York
June 23, 1999

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

              Statements of Net Assets Available for Plan Benefits

                           December 31, 1998 and 1997

                                                                  December 31,
                                                       -------------------------------
                             Assets                         1998               1997
                                                       --------------   --------------
Investments, at value (notes 2 and 3)                  $4,660,419,982    4,674,578,303
Cash                                                      124,133,706       18,360,722
                                                       --------------   --------------
                                                        4,784,553,688    4,692,939,025
                                                       --------------   --------------

Receivables:
  Contributions                                            30,755,433       17,193,699
  Receivable for investments sold                          21,950,421        7,607,584
  Dividends and other                                       1,405,120        3,948,703
                                                       --------------   --------------

              Total receivables                            54,110,974       28,749,986
                                                       --------------   --------------

              Total assets                              4,838,664,662    4,721,689,011
                                                       --------------   --------------

                           Liabilities

ESOP note payable                                                  --       17,450,000
Payable for investments purchased                           8,996,543        6,818,531
                                                       --------------   --------------
              Total liabilities                             8,996,543       24,268,531
                                                       --------------   --------------

              Net assets available for plan benefits   $4,829,668,119    4,697,420,480
                                                       ==============   ==============

See accompanying notes to financial statements.

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

         Statements of Changes in Net Assets Available for Plan Benefits

                     Years ended December 31, 1998 and 1997

                                                                          1998               1997
                                                                   ---------------    ---------------
Investment activity:
  Dividends                                                        $    94,873,644        114,793,555
  Interest                                                              50,528,698         44,500,303
  Net appreciation in fair value of investments                         81,473,746      1,014,454,681
                                                                   ---------------    ---------------
                                                                       226,876,088      1,173,748,539

Less: Trustee/administrative expenses                                   (3,835,066)        (1,830,683)
                                                                   ---------------    ---------------

              Net investment income                                    223,041,022      1,171,917,856
                                                                   ---------------    ---------------

Contributions:
  Participant                                                          281,814,742        226,379,513
  Employer                                                               5,137,065             96,750
                                                                   ---------------    ---------------

              Total contributions                                      286,951,807        226,476,263
                                                                   ---------------    ---------------

 Distributions to participants                                        (377,745,190)      (217,969,324)
                                                                   ---------------    ---------------

              Increase in net assets available for plan benefits       132,247,639      1,180,424,795
                                                                   ---------------    ---------------
Net assets available for plan benefits (note 1):
  Beginning of year                                                  4,697,420,480      2,859,499,288
  Transfer from Salomon Inc                                                     --        657,496,397
                                                                   ---------------    ---------------

  End of year                                                      $ 4,829,668,119      4,697,420,480
                                                                   ===============    ===============

See accompanying notes to financial statements.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

(1)   Plan Description

      The following brief description of Travelers Group 401(k) Savings Plan (the "Plan") is provided for general information purposes only. Participants should refer to the Travelers Group 401(k) Savings Plan Document (as amended and restated as of January 1, 1998) for more complete information.

      The Plan covers all eligible employees of the companies which made up the former Travelers Group Inc. ("Travelers"), and eligible employees of subsidiaries and affiliates of Travelers (the "Company").

      On October 8, 1998 Citicorp merged with and into a newly formed, wholly owned subsidiary of Travelers, and Travelers changed its name to Citigroup Inc. ("Citigroup"). Under the terms of the merger each share of Travelers common stock automatically represented one share of Citigroup common stock. Following the exchange, former shareholders of Citicorp and Travelers each own approximately 50% of the outstanding common stock of Citigroup. Consequently, the "Travelers Common Stock Fund" was renamed "Citigroup Common Stock Fund" and Citigroup became the Plan Sponsor.

      In November 1997, a newly formed, wholly owned subsidiary of Travelers was merged with and into Salomon Inc ("Salomon"). Effective as of December 1, 1997, the Salomon Inc Retirement Plan was merged into the Plan. All stock held in the Salomon Stock Fund was exchanged for shares of Travelers and such shares became part of the Travelers Common Stock Fund. The Salomon merger resulted in a $657 million increase in net assets available for plan benefits. The net assets transferred includes the employer contribution for the 1997 plan year for Salomon Participants (as defined below).

      Effective as of January 1, 1996, the Travelers Savings, Investment and Stock Ownership Plan ("TESIP") and the 401(k) Retirement and Profit Sharing Plan of Copeland Associates, Inc. ("Copeland") were merged into the Plan. The TESIP merger resulted in a $1,005 million net increase in assets available for plan benefits. The Copeland merger resulted in a $28 million increase in net assets available for plan benefits.

      Contributions

      The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, reduced each pay period, in any one percent increment, by an amount from 1% to 15% of their compensation (subject to a statutory limitation) as pretax contributions. Employee pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution.

      For the year ended December 31, 1998 ("1998 Plan Year"), Citigroup, for itself or on behalf of the Company, as appropriate, contributed an employer contribution on behalf of each participant, excluding Salomon participants ("Salomon Participants"), ("Travelers Participants") as of the last day of the Plan year. In the 1998 Plan Year, Citigroup contributed $350 to all full-time eligible Travelers employees earning $40,000 or less per annum who were with the Company as of December 31, 1997 and through December 31, 1998. $175 was contributed to all part-time eligible Travelers employees with the Company as of December 31, 1997 and through December 31, 1998. Travelers employees earning greater than $40,000 per annum were not eligible to receive any employer contributions.


                                       4
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

      Citigroup, for itself or on behalf of the Company, makes contributions on behalf of eligible Travelers Participants who elect to have pretax contributions invested in the Citigroup Common Stock Fund (formerly the Travelers Common Stock Fund) and the Travelers Property Casualty Common Stock Fund by having such contributions invested at a 5% discount from the fair value of such stock ("Discount Contributions"). In addition, certain Travelers Participants are also eligible for a transitional benefit, in which the Company continued to make a matching contribution of 50% of their pretax contributions of up to 5% of their pay, through December 31, 1998.

      Salomon Participants are eligible for a Company match of 75% of the lesser of all pre-tax contributions to the Plan by participants or 6% of each participant's compensation ("401(k) Matching Contributions"). The first 50% of the 401(k) Matching Contributions will be invested in the funds chosen by the participant, the remaining 25% will be invested in the Citigroup Common Stock Fund and may not be sold or transferred until the participant retires or terminates employment with the Company. For Salomon Participants earning $360,000 or more, the 401(k) Matching Contribution will be at 50%, and be invested in funds chosen by the participant. In addition, for these participants, the Company will make a contribution of between 2% and 15% of the participant's compensation, up to $100,000, based on the participant's years of service (the "Guideline Benefit").

      The Plan also accepts or includes certain after-tax contributions, subject to restrictions, related to certain Plan participants.

      Although it has not expressed any intention to do so, Citigroup has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of Plan termination, either full or partial, all amounts credited to the participants' accounts shall become 100% vested and, therefore, will not be subject to forfeiture.

      ESOP

      In June 1989, TESIP was amended to include an Employee Stock Ownership Plan (the "ESOP"). The ESOP borrowed $200 million, at a variable interest rate, from Chase Manhattan Bank ("ESOP Loan"). Increasing semiannual payments that began January 1, 1990 was amortized and the debt was paid by January 1, 1998. The loan was guaranteed by Travelers.

      The trustee for the ESOP purchased preferred shares, which were ultimately converted to shares of Travelers Series C Convertible Preferred Stock, for the ESOP, for $200 million with the proceeds of the ESOP Loan. Each share of Series C Convertible Preferred Stock was guaranteed by Travelers at a minimum value of $53.25 and is entitled to receive a cumulative annual dividend of $4.53. Such dividends are reinvested in additional shares of Series C Convertible Preferred Stock at a cost equal to the value determined as described in note 2. These shares are then subject to the same guaranteed minimum value. The Series C Convertible Preferred Stock may have been held only by the ESOP trustee. The Series C Preferred was convertible into one share of Travelers common stock for each $21.99 of stated value of Series C Preferred, subject to antidilution adjustments in certain circumstances. In January 1998, all the outstanding shares of Series C Convertible Preferred Stock were converted into shares of Travelers Common Stock and transferred into the Travelers Common Stock Fund.


                                       5
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

      Fund Transfers and Allocation of Contributions

      Participants may elect to divide their contributions among the funds included in the Plan in increments divisible by 5%. Participants are only eligible to participate in certain funds in the Plan, based upon which the company the participant is directly employed.

      A participant may elect to suspend his/her contributions, as soon as administratively practicable, subject to the Plan's notice requirements. Such participant may thereafter resume contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his/her contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

      A participant may elect to change the allocation of future contributions among the funds once each calendar month on or about the first day of any pay period, subject to the Plan's notice requirements.

      A participant may elect to transfer the value of his/her contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds, subject to restriction, once each calendar month. The transfer will be effective on or about the last business day of the calendar month, subject to the Plan's notice requirements.

      Vesting

      The rights of a participant to his/her contributions and any earnings thereon are at all times fully vested and non-forfeitable. Prior to January 1, 1997, matching employer contributions for Travelers Participants of the Plan are fully vested and non-forfeitable for those participants whose initial date of employment is before January 1, 1993. For those Travelers Participants whose initial date of employment is on or after January 1, 1993, matching employer contributions are 100% vested and non-forfeitable after five years of service.

      Salomon Participants are immediately vested in the 401(k) Matching Contributions and earnings thereon. With respect to the Guideline Benefit Contributions, participants vest 10% per year after completing one year of eligible service with the Company. Commencing with the fifth year, the vesting percentage increases to 2O% as each subsequent year of eligible service is completed, so that participants become fully vested after completion of seven years of eligible service.

      Forfeitures of employer matching contributions to the Plan by participants that terminate employment prior to becoming fully vested are used to reduce future employer contributions to the Plan. Forfeitures available in individual funds within the Plan may be used to reduce employer matching contributions required in other funds within the Plan. Forfeitures not yet utilized to reduce contributions are reflected as a liability in the statement of net assets available for plan benefits. For the years ended December 31, 1998 and 1997, current Plan year employer contributions were reduced by approximately $25.6 million and $17.1 million, respectively for forfeitures.

      Rollover and Transfer Contributions

      The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the Plan Administrator and do not affect any other contributions made by or on behalf of a participant.


                                       6
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

      Loans

      Subject to the Plan's provisions and the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), participants may apply for a loan from the Plan at an annual interest rate equal to the prime rate, as published in The Wall Street Journal for the first business day of the month in which the loan application is received, plus one percent for Travelers Participants or plus two percent for Salomon Participants.

      Loan repayment by participants who are employed by the Company are generally made through after-tax payroll deductions.

      Withdrawls

      Prior to termination of employment, a participant may withdraw, on or about the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his or her rollover contributions account, all or any portion of the vested value of his/her account if the participant has attained age 59-1/2 or becomes totally and permanently disabled, or all or any portion of the value of his/her contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions. The Plan does not allow withdrawals of 401(k) Matching Contributions or Guideline Benefit Contributions to be made prior to retirement or other termination of employment.

      Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains and losses) allocated to each participant's account. Withdrawals from the Citigroup Common Stock Fund, the TAP Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Fractional shares and withdrawals from other funds are paid in cash. Participants after-tax contributions and earnings thereon are nonforfeitable and may be withdrawn at any time.

      Distributions

      Travelers Participants can have the total of his/her account distributed in a lump-sum payment on the last business day of the month coincident with his/her retirement date. If the participant leaves the Company before retirement, he/she may elect to have his/her account distributed to him/her as of the last business day of the month coincident to his/her last day of employment. Salomon Participants have the option of receiving their participant account balances at retirement in the form of a lump-sum payment, in installments for any period of time from a minimum of ten years up to life expectancy, in annuity payments or in other forms approved by the Plan Administrator.

      Distributions from the Citigroup Common Stock Fund, the TAP Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant.


                                       7
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

      Other Information

      During 1997, the following Smith Barney Concert Allocation Series funds were made available to the Travelers Participants: High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and the Income Portfolio. As a result of the merger described above, the following funds were also added to the Plan during 1997: Salomon Brothers Institutional Money Market Fund, Salomon Brothers Capital Fund Inc, SBAM Broad Market Fixed Income Fund, Putnam OTC & Emerging Growth Fund, Fidelity Blue Chip Growth Fund, Templeton Developing Markets Trust, BGI Tactical Asset Allocation Fund, Europacific Growth Fund, Index Equity Fund and the Intermediate Bond Fund.

(2)   Summary of Significant Accounting Policies

      (a)   Accounting Method

            The financial statements of the Plan have been prepared on the accrual basis of accounting.


      (b)   Investment Valuation and Income Recognition

            The following listing details the determination of the fair value of each of the Plan's investments at year end:

            The shares of common stock held by the Citigroup Common Stock Fund, TAP Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

            The investments in the SBAM Broad Market Fixed Income Fund, managed by Salomon Brothers Asset Management, and the Fisher Francis Intermediate Bond Fund, managed by Fisher, Francis Trees & Watts are valued at the last reported sales price on a national securities exchange for the last business day of the year.

            The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1998 and 1997, as determined by the respective Investment Managers:

            Van Kampen American Capital
                  Van Kampen American Capital Comstock Fund
                  Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                  Van Kampen American Capital Government Securities Fund Van Kampen American Capital Reserve Fund


                                       8
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

            Smith Barney Mutual Funds Management Inc.
                  Smith Barney International Equity Fund
                  Smith Barney Money Fund
                  Smith Barney Aggressive Growth Fund
                  Smith Barney Appreciation Fund
                  Smith Barney Diversified Strategic Income Fund
                  Smith Barney Utilities Fund
                  Smith Barney U.S. Government Securities Fund
                  Smith Barney Income Return Fund
                  Smith Barney High Income Fund
                  Smith Barney Special Equities Fund
                  Smith Barney Managed Growth Fund
                  Smith Barney Concert Investment Series Government Fund (formerly named the Common Sense Government Fund)
                  Smith Barney Concert Investment Series Growth & Income Fund (formerly named the Common Sense Growth & Income Fund) Smith Barney Concert Investment Series Growth Fund (formerly named the Common Sense Growth Fund)
                  Smith Barney Money Fund Cash Portfolio (formerly named the Common Sense Money Market Fund)
                  Smith Barney Large Capital Value Fund (formerly named the Smith Barney Equity Income Fund)
                  Concert Allocation Series High Growth Portfolio
                  Concert Allocation Series Growth Portfolio
                  Concert Allocation Series Balanced Portfolio
                  Concert Allocation Series Conservative Portfolio
                  Concert Allocation Series Income Portfolio

            Salomon Brothers Asset Management Inc
                  Salomon Brothers Institutional Money Market Fund Salomon Brothers Capital Fund
                  Salomon Brothers High Yield Bond Fund

            Copeland Administrative Operations Inc.
                  American Odyssey Core Equity Fund
                  American Odyssey Emerging Opportunities Fund
                  American Odyssey International Equity Fund
                  American Odyssey Long-Term Bond Fund
                  American Odyssey Intermediate-Term Bond Fund
                  American Odyssey Short-Term Bond Fund
                  American Odyssey In-Time Investing Funds

            Other
                  Putnam OTC & Emerging Growth Fund - Putnam Investment
                    Management, Inc.
                  Fidelity Blue Chip Growth Fund - Fidelity Management and
                    Research Company
                  Templeton Developing Markets Trust - Templeton Investment
                    Management (Hong Kong) Limited
                  Europacific Growth Fund - The American Funds Group
                  S&P 500 Flagship Fund - State Street Bank and Trust Company Russell 2000 Fund - State Street Bank and Trust Company


                                       9
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

      The investments in the following commingled trust funds are valued at the net asset value per unit as of December 31, 1998 and 1997 as determined by the respective Investment Managers:

            BGI Tactical Asset Allocation Fund - Barclays Global Investors Bankers Trust Index Equity Fund - Bankers Trust

      Short-term money market investments, the Loan Fund and the Deferred Profit Sharing Plan are valued at cost plus earned interest which approximates fair value. Guaranteed investment contracts, which are included in the guaranteed income funds, and guaranteed annuity contracts are valued at contract value which approximates fair value. The ESOP Fund was carried at estimated fair value, which is the greater of the minimum value of $53.25 per share, or estimated fair value as determined from an appraisal prepared by an independent appraiser. The Universal Life Insurance Contract is carried at contract value, which approximates fair value as reported to the Plan by TransAmerica Assurance Company. Participant loans receivable are valued at cost which approximates fair value.

      Purchases and sales of securities are recorded on a trade date basis. Interest income is recorded on the accrual basis and is net of interest charges incurred on ESOP debt. Dividends are recorded on the ex-dividend date. Net appreciation in the fair value of investments includes the Plan's investments bought, sold and held during the year.

      A significant concentration of the Plan's assets are invested in or managed by the Company (see note 5 regarding related party transactions).

(c)   Payment of Benefits

      Benefits are recorded when paid.

(d)   Use of Estimates in the Preparation of the Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities, changes therein, and disclosure of contingent assets and liabilities at the date the financial statements are prepared. Actual results could differ from those estimates.

(e)   Rec1assification

      Certain reclassifications have been made to prior year's financial statements to conform to the current year's presentation.


                                       10
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

(3)   Investments

      During the years ended December 31, 1998 and 1997, the Plan's investments (including investments bought, sold and held) appreciated in value by $81 million and $1,014 million respectively, as follows:

                                                 1998               1997
                                          ---------------    ---------------
            Common stock                  $  (133,111,499)       765,199,876
            Mutual and commingled funds       214,599,764        249,129,721
            Other                                 (14,519)           125,084
                                          ---------------    ---------------
                                          $    81,473,746      1,014,454,681
                                          ===============    ===============

      A summary of the Plans investments as of December 31, 1998 and 1997 is listed below. Investments that represent more than 5% of the Plans assets are separately identified:

                                                                   1998             1997
                                                             --------------   --------------
      Investments at fair value as determined
      by quoted market prices:
          Citigroup (formerly Travelers Group Inc.) common   $1,929,075,400    1,661,311,551
            stock
          Other common stock                                    173,674,212      198,299,071
          Fixed income securities                                11,510,376       47,036,517
                                                             --------------   --------------
                                                              2,114,259,988    1,906,647,139

      Investments at estimated fair value:
          Travelers Group Inc. Series C Preferred Stock                  --      379,039,600
          Mutual and commingled funds                         1,735,350,609    1,587,075,641
                                                             --------------   --------------
                                                              1,735,350,609    1,966,115,241

      Investments at contract value:
          Travelers Insurance Company annuity contracts         482,980,407      481,255,926
          Other investment contracts                            233,651,324      233,560,539
          Participant loans                                      94,177,654       86,936,264
          Other                                                          --           63,194
                                                             --------------   --------------
                                                                810,809,385      801,815,923
                                                             --------------   --------------
                     Total investments, at value             $4,660,419,982    4,674,578,303
                                                             ==============   ==============


                                       11
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

(4)   Federal Income Tax Consequences

      The Plan obtained its latest determination letter on November 1, 1996, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

      Matching employer contributions, pretax contributions, Discount Contributions and the Plan earnings on all contributions are not taxable to participants until they are withdrawn by or distributed to the participants. Also, unrealized appreciation on shares of Citigroup common stock, Travelers Property Casualty Corp. common stock and American Express common stock distributed in a qualifying lump-sum distribution is not taxable at the time of distribution.

(5)   Related Party Transactions (parties in interest)

      Certain Plan investments are shares of stock issued by Citigroup or its subsidiaries. Citigroup is the Plan sponsor as defined by the Plan.

      Certain Plan investments are shares of registered investment companies (mutual funds, stock funds and investment contracts) that are valued by Smith Barney Mutual Fund Management Inc. ("SB Mutual") and Salomon Brothers Asset Management Inc ("Salomon Asset Management").

      Substantially all transactions of the Copeland portion of the Plan involved related parties as the manager, transfer agent and dividend disbursement agent for the American Odyssey Funds. Copeland is an indirect wholly owned subsidiary of Citigroup.

      The Travelers Insurance Company, which issued group annuity contracts held by the Plan trustee and provides recordkeeping and other administrative services regarding the Plan, is an indirect wholly owned subsidiary of Citigroup.

      At December 31, 1998, Citibank, N.A. was custodian for many of the plans investments. Citibank, N.A. is an indirect wholly owned subsidiary of Citigroup.


                                       12
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

(6) Reconciliation of Financial Statements to Form 5500 Filed with the Internal Revenue Service

      These financial statements do not show a liability for amounts allocated to accounts of participants withdrawing from the Plan that have not yet been paid. The instructions to Form 5500 require that a liability be recorded for benefit claims that have been processed and approved for payment prior to December 31 but not yet paid as of that date.

      The following is a reconciliation of net assets available for benefits per the financial statements to the Form 5500:

      Net assets available for benefits per the financial
       Statements at December 31, 1998                      $ 4,829,668,119

      Less: Amounts allocated to withdrawing
       participants                                             (44,388,483)
                                                            ---------------
      Net assets available for benefits per IRS
        Form 5500 at December 31, 1998                      $ 4,785,279,636
                                                            ===============

      The following is a reconciliation of benefits paid to participants per the financial statements to the Form 5500:

                                                                 Year ended
                                                              December 31, 1998
                                                              -----------------
      Distributions to participants per the financial
       statements                                               $377,745,190

      Add: Amounts allocated to withdrawing participants at
          December 31, 1998                                       44,388,483
                                                                ------------
      Benefits paid to participants per the Form 5500           $422,133,673
                                                                ============


                                       13
                                                                     (Continued)

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                          Notes to Financial Statements

                           December 31, 1998 and 1997

(7)   Subsequent Events

      Effective January 1, 1999, the Plan was amended. In connection with the amendment, investment options were consolidated into 20 separate investment options as listed below:

            Citigroup Common Stock Fund
            Travelers Property Casualty Common Stock Fund
            Stable Value Fund (New)
            Smith Barney Money Funds Cash Portfolio
            Smith Barney Government Securities Fund (New)
            Smith Barney Diversified Strategic Income Fund
            Salomon Brothers High Yield Bond Fund
            Smith Barney Concert Allocation Series Balanced Fund
            Smith Barney Concert Allocation Series Growth Fund
            Smith Barney Concert Allocation Series High Growth Fund
            State Street Global Advisors S&P 500 Index Strategy Fund Smith Barney Appreciation Fund
            Smith Barney Large Capital Growth Fund (New)
            Smith Barney Large Capital Value Fund
            Salomon Brothers Investors Fund (New)
            State Street Global Advisors Russell 2000 Index Strategy Fund Smith Barney Aggressive Growth Fund
            Smith Barney International Equity Fund
            EuroPacific Growth Fund
            Templeton Developing Markets Trust

      The following funds were either frozen to new participants or new contributions as of January 1, 1999:

            Van Kampen American Capital Emerging Growth Fund
            Van Kampen American Capital Enterprise Fund
            Van Kampen American Capital Comstock Fund
            Van Kampen American Capital Government Securities Fund American Express Common Stock Fund
            Salomon Brothers Capital Fund
            Salomon Brothers Institutional Money Market Fund

      The Plan's remaining investment options were terminated and participants were directed to transfer their account balances into the funds listed above.


                                       14
                                                                     (Continued)

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation With Fund Information

      Employee, employer, and rollover contributions are invested in various funds as indicated in notes 2 and 3. These contributions are directed to each fund at the discretion of the individual participant. Net assets available for plan benefits and changes in net assets available for plan benefits, by fund, are as follows:

                                                                               December 31, 1998
                                          ------------------------------------------------------------------------------------------
                                            Citigroup
                                           Common Stock
                                              Fund              Van Kampen         Van Kampen        Van Kampen       Van Kampen
                                           (formerly         American Capital   American Capital      American         American
                                         Travelers Common       Emerging          Government          Capital          Capital
                                            Stock Fund)        Growth Fund      Securities Fund     Comstock Fund    Reserve Fund
                                          ---------------    ----------------   ---------------    ---------------  ---------------
Assets

Investments, at value (notes 2 and 3)     $ 1,929,075,400        196,916,280          5,023,835         16,717,378               --
Cash                                            6,183,078              7,194              2,111              3,860           14,500
Receivables:
    Contributions                               5,538,665            260,363             25,823             47,953               --
    Receivable for investments sold                    --                 --                 --                 --       10,464,671
    Dividends and other                            99,560                425                  9                 61               60
                                          ---------------    ---------------    ---------------    ---------------  ---------------

       Total receivables                        5,638,225            260,788             25,832             48,014       10,464,731
                                          ---------------    ---------------    ---------------    ---------------  ---------------

              Total assets                  1,940,896,703        197,184,262          5,051,778         16,769,252       10,479,231
                                          ---------------    ---------------    ---------------    ---------------  ---------------

Liabilities & Plan Equity

Payable for invesments purchased                2,930,918                 --                 --                 --               --
                                          ---------------    ---------------    ---------------    ---------------  ---------------

        Total Liabilities                       2,930,918                 --                 --                 --               --

Net assets available for plan benefits    $ 1,937,965,785        197,184,262          5,051,778         16,769,252       10,479,231
                                          ===============    ===============    ===============    ===============  ===============

Investment activity:
    Dividends                                  20,790,331          8,070,439            277,616          2,695,406          525,188
    Interest                                      415,786              3,450                425                709              950
    Net Appreciation (depreciation) in
       fair value of investments             (138,190,750)        42,021,098             81,109                 --               --
                                          ---------------    ---------------    ---------------    ---------------  ---------------
                                             (116,984,635)        50,094,987            359,150          2,696,115          526,138
  Less: Trustee/administrative expenses        (1,361,998)           (97,898)            (8,442)           (21,063)         (15,720)
                                          ---------------    ---------------    ---------------    ---------------  ---------------

      Net investment income (loss)           (118,346,633)        49,997,089            350,708          2,675,052          510,418
                                          ---------------    ---------------    ---------------    ---------------  ---------------

Contributions:
    Participant                                86,666,630         17,900,729            365,650          1,149,039          398,205
    Employer                                    5,137,063                 --                 --                 --               --
                                          ---------------    ---------------    ---------------    ---------------  ---------------

      Total contributions                      91,803,693         17,900,729            365,650          1,149,039          398,205
                                          ---------------    ---------------    ---------------    ---------------  ---------------

Distributions to participants                (138,777,919)        (7,620,716)          (705,322)          (851,464)      (1,399,325)
Loan activity, net                             (4,087,610)           (33,225)           (25,405)           (49,224)        (272,803)
Transfers from (to) other funds               437,566,636        (11,455,227)           398,953         (1,063,630)         728,057
                                          ---------------    ---------------    ---------------    ---------------  ---------------
                                              294,701,107        (19,109,168)          (331,774)        (1,964,318)        (944,071)

    Net increase (decrease)                   268,158,167         48,788,650            384,584          1,859,773          (35,448)
                                          ---------------    ---------------    ---------------    ---------------  ---------------

Net assets available for plan benefits:
    Beginning of year                       1,669,807,618        148,395,612          4,667,194         14,909,479       10,514,679
                                          ---------------    ---------------    ---------------    ---------------  ---------------

    End of Year                           $ 1,937,965,785        197,184,262          5,051,778         16,769,252       10,479,231
                                          ===============    ===============    ===============    ===============  ===============

                                                                       December 31, 1998
                                          ---------------------------------------------------------------------------
                                                                 Smith Barney       Smith Barney
                                              Smith Barney          Concert           Concert
                                                 Concert          Investment         Investment
                                               Investment        Series Growth         Series          Smith Barney
                                              Series Growth      & Income Fund       Government         Money Fund
                                                  Fund            (formerly             Fund          Cash Portfolio
                                               (formerly         Common Sense        (formerly          (formerly
                                              Common Sense         Growth &         Common Sense       Common Sense
                                                 Growth             Income           Government        Money Market
                                                  Fund)              Fund)              Fund)              Fund)
                                             ---------------    ---------------    ---------------    ---------------
Assets

Investments, at value (notes 2 & 3)                       --                 --                 --          2,067,723
Cash                                                  13,046             11,524             30,585                 12
Receivables:
    Contributions                                         --                 --                 --                 --
    Receivable for investments sold                5,814,912          5,107,657            563,181                 --
    Dividends and other                              526,028            201,196                378                  4
                                             ---------------    ---------------    ---------------    ---------------

       Total receivables                           6,340,940          5,308,853            563,559                  4
                                             ---------------    ---------------    ---------------    ---------------

              Total assets                         6,353,986          5,320,377            594,144          2,067,739
                                             ---------------    ---------------    ---------------    ---------------

Liabilities & Plan Equity

Payable for investments purchased                         --                 --                 --                 --
                                             ---------------    ---------------    ---------------    ---------------

        Total Liabilities                                 --                 --                 --                 --

Net assets available for plan benefits             6,353,986          5,320,377            594,144          2,067,739
                                             ===============    ===============    ===============    ===============

Investment activity:
    Dividends                                        526,066            201,231             35,475            124,556
    Interest                                             231                149                 44                298
    Net Appreciation (depreciation) in
       fair value of investments                     901,485            633,452               (256)                --
                                             ---------------    ---------------    ---------------    ---------------
                                                   1,427,782            834,832             35,263            124,854
  Less: Trustee/administrative expenses               (9,149)                --              3,381             (5,565)
                                             ---------------    ---------------    ---------------    ---------------

      Net investment income (loss)                 1,418,633            834,832             38,644            119,289
                                             ---------------    ---------------    ---------------    ---------------

Contributions:
    Participant                                      352,715            267,108             66,368            110,328
    Employer                                              --                 --                 --                 --
                                             ---------------    ---------------    ---------------    ---------------

      Total contributions                            352,715            267,108             66,368            110,328
                                             ---------------    ---------------    ---------------    ---------------

Distributions to participants                       (124,470)          (255,164)           (45,720)          (344,963)
Loan activity, net                                   (41,646)           (21,514)              (694)             3,533
Transfers from (to) other funds                     (390,834)          (202,113)           (65,949)          (257,018)
                                             ---------------    ---------------    ---------------    ---------------
                                                    (556,950)          (478,791)          (112,363)          (598,448)

    Net increase (decrease)                        1,214,398            623,149             (7,351)          (368,831)
                                             ---------------    ---------------    ---------------    ---------------

Net assets available for plan benefits:
    Beginning of year                              5,139,588          4,697,228            601,495          2,436,570
                                             ---------------    ---------------    ---------------    ---------------

    End of Year                                    6,353,986          5,320,377            594,144          2,067,739
                                             ===============    ===============    ===============    ===============

                    Travelers Group Inc. 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                       December 31, 1998
                                          ----------------------------------------------------------------------------
                                             Concert        Concert         Concert         Concert         Concert
                                           Allocation     Allocation      Allocation      Allocation      Allocation
                                           Series High      Series          Series          Series          Series
                                             Growth         Growth         Balanced       Conservative      Income
                                           Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                          ------------    ------------    ------------    ------------    ------------
Assets

Investments, at value (notes 2 & 3)       $  6,264,304       5,858,184       5,021,942       1,250,352       1,141,151
Cash                                               228          10,932              --              --              --
Receivables:
    Contributions                               67,433          46,622         720,782              --              --
    Receivable for investments sold                 --              --              --              --              --
    Dividends and other                              9           1,759              14           1,993              57
                                          ------------    ------------    ------------    ------------    ------------

       Total receivables                        67,442          48,381         720,796           1,993              57
                                          ------------    ------------    ------------    ------------    ------------

              Total assets                   6,331,974       5,917,497       5,742,738       1,252,345       1,141,208
                                          ------------    ------------    ------------    ------------    ------------

Liabilities & Plan Equity

Payable for investments purchased                   --              --              --              --              --
                                          ------------    ------------    ------------    ------------    ------------

        Total Liabilities                           --              --              --              --              --

Net assets available for plan benefits    $  6,331,974       5,917,497       5,742,738       1,252,345       1,141,208
                                          ============    ============    ============    ============    ============

Investment activity:
    Dividends                                   59,013          57,569          67,589          23,713          31,629
    Interest                                   156,055         183,236          52,833          46,419          25,019
    Net Appreciation (depreciation) in
       fair value of investments               395,875         260,442          10,403         (31,800)        (60,410)
                                          ------------    ------------    ------------    ------------    ------------
                                               610,943         501,247         130,825          38,332          (3,762)
  Less: Trustee/administrative expenses         (8,580)         (8,468)         (7,927)         (5,690)         (5,563)
                                          ------------    ------------    ------------    ------------    ------------

      Net investment income (loss)             602,363         492,779         122,898          32,642          (9,325)
                                          ------------    ------------    ------------    ------------    ------------

Contributions:
    Participant                              2,529,607       1,999,919       1,209,586         362,974         269,327
    Employer                                        --              --              --              --              --
                                          ------------    ------------    ------------    ------------    ------------

      Total contributions                    2,529,607       1,999,919       1,209,586         362,974         269,327
                                          ------------    ------------    ------------    ------------    ------------

Distributions to participants                 (272,398)       (290,271)       (362,895)        (89,163)       (165,674)
Loan activity, net                            (105,758)        (86,654)        (24,999)        (55,712)        (21,477)
Transfers from (to) other funds                710,145       1,026,259       1,943,463         388,306         419,017
                                          ------------    ------------    ------------    ------------    ------------
                                               331,989         649,334       1,555,569         243,431         231,866

    Net increase (decrease)                  3,463,959       3,142,032       2,888,053         639,047         491,868
                                          ------------    ------------    ------------    ------------    ------------

Net assets available for plan benefits:
    Beginning of year                        2,868,015       2,775,465       2,854,685         613,298         649,340
                                          ------------    ------------    ------------    ------------    ------------

    End of Year                           $  6,331,974       5,917,497       5,742,738       1,252,345       1,141,208
                                          ============    ============    ============    ============    ============

                                                                December 31, 1998
                                         --------------------------------------------------------------
                                           Smith Barney     Van Kampen
                                               U.S.          American       American       Smith Barney
                                            Government        Capital        Express        Money Funds
                                            Securities      Enterprise       Common         Governmet
                                               Fund            Fund         Stock Fund      Portfolio
                                           ------------    ------------    ------------    ------------
Assets

Investments, at value (notes 2 & 3)          25,806,933      79,433,260     137,959,670      57,102,441
Cash                                                998           2,832          13,387           2,241
Receivables:
    Contributions                                    --          76,834              --       2,602,974
    Receivable for investments sold                  --              --              --              --
    Dividends and other                              13              98              72              74
                                           ------------    ------------    ------------    ------------

       Total receivables                             13          76,932              72       2,603,048
                                           ------------    ------------    ------------    ------------

              Total assets                   25,807,944      79,513,024     137,973,129      59,707,730
                                           ------------    ------------    ------------    ------------

Liabilities & Plan Equity

Payable for investments purchased                    --              --              --              --
                                           ------------    ------------    ------------    ------------

        Total Liabilities                            --              --              --              --

Net assets available for plan benefits       25,807,944      79,513,024     137,973,129      59,707,730
                                           ============    ============    ============    ============

Investment activity:
    Dividends                                 1,945,315       3,065,328         944,756       2,882,948
    Interest                                        338           1,143           3,961           1,509
    Net Appreciation (depreciation) in
       fair value of investments               (410,675)     11,849,843      18,307,068              --
                                           ------------    ------------    ------------    ------------
                                              1,534,978      14,916,314      19,255,785       2,884,457
  Less: Trustee/administrative expenses         (16,543)        (35,741)        (80,473)        (32,192)
                                           ------------    ------------    ------------    ------------

      Net investment income (loss)            1,518,435      14,880,573      19,175,312       2,852,265
                                           ------------    ------------    ------------    ------------

Contributions:
    Participant                               1,713,981       7,620,811              --       3,484,592
    Employer                                         --              --              --              --
                                           ------------    ------------    ------------    ------------

      Total contributions                     1,713,981       7,620,811              --       3,484,592
                                           ------------    ------------    ------------    ------------

Distributions to participants                (2,076,362)     (3,705,135)     (8,296,442)     (6,838,319)
Loan activity, net                              (29,974)        289,641        (849,300)        (31,905)
Transfers from (to) other funds               1,746,866      (1,357,806)     (4,197,151)      8,899,625
                                           ------------    ------------    ------------    ------------
                                               (359,470)     (4,773,300)    (13,342,893)      2,029,401

    Net increase (decrease)                   2,872,946      17,728,084       5,832,419       8,366,258
                                           ------------    ------------    ------------    ------------

Net assets available for plan benefits:
    Beginning of year                        22,934,998      61,784,940     132,140,710      51,341,472
                                           ------------    ------------    ------------    ------------

    End of Year                              25,807,944      79,513,024     137,973,129      59,707,730
                                           ============    ============    ============    ============

                    Travelers Group Inc. 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                            December 31, 1998
                                          ----------------------------------------------------------------------------------
                                            Smith Barney                       Smith Barney    Smith Barney
                                             Aggressive       Smith Barney     International    Diversified
                                               Growth         Appreciation        Equity         Strategic      Smith Barney
                                                Fund              Fund             Fund         Income Fund    Utilities Fund
                                          -----------------  ---------------   -------------  ----------------  ------------
Assets

Investments, at value (notes 2 and 3)     $     62,967,637      224,442,132     124,744,924        21,188,658    12,040,787
Cash                                                 2,180            8,531           4,826               824           463
Receivables:
    Contributions                                1,965,032          302,981         136,322           444,186            --
    Receivable for investments sold                     --               --              --                --            --
    Dividends and other                                116              323             162                 9          (109)
                                          ----------------   --------------    ------------   ---------------   -----------

       Total receivables                         1,965,148          303,304         136,484           444,195          (109)
                                          ----------------   --------------    ------------   ---------------   -----------

              Total assets                      64,934,965      224,753,967     124,886,234        21,633,677    12,041,141
                                          ----------------   --------------    ------------   ---------------   -----------

Liabilities & Plan Equity

Payable for investments purchased                       --               --              --                --            --
                                          ----------------   --------------    ------------   ---------------   -----------

        Total Liabilities                               --               --              --                --            --


Net assets available for plan benefits    $     64,934,965      224,753,967     124,886,234        21,633,677    12,041,141
                                          ================   ==============    ============   ===============   ===========

Investment activity:
    Dividends                                    1,026,635       20,898,421              --         1,641,809     3,059,984
    Interest                                           896            2,788           2,407               319           320
    Net Appreciation (depreciation) in
       fair value of investments                15,021,108       18,563,506      13,926,670          (369,210)   (1,649,736)
                                          ----------------   --------------    ------------   ---------------   -----------
                                                16,048,639       39,464,715      13,929,077         1,272,918     1,410,568
  Less: Trustee/administrative expenses            (28,527)        (104,625)        (68,405)          (14,838)      (10,045)
                                          ----------------   --------------    ------------   ---------------   -----------

      Net investment income (loss)              16,020,112       39,360,090      13,860,672         1,258,080     1,400,523
                                          ----------------   --------------    ------------   ---------------   -----------

Contributions:
    Participant                                  5,384,353       14,184,177      13,750,635         2,026,631     1,204,418
    Employer                                            --               --              --                --            --
                                          ----------------   --------------    ------------   ---------------   -----------

      Total contributions                        5,384,353       14,184,177      13,750,635         2,026,631     1,204,418
                                          ----------------   --------------    ------------   ---------------   -----------

Distributions to participants                   (2,545,610)     (10,241,934)     (6,931,748)       (1,251,095)     (660,226)
Loan activity, net                                (113,678)        (548,403)        318,204            52,885        (2,636)
Transfers from (to) other funds                  1,199,147      (11,904,532)    (16,997,225)         (834,590)   (1,296,655)
                                          ----------------   --------------    ------------   ---------------   -----------
                                                (1,460,141)     (22,694,869)    (23,610,769)       (2,032,800)   (1,959,517)

    Net increase (decrease)                     19,944,324       30,849,398       4,000,538         1,251,911       645,424
                                          ----------------   --------------    ------------   ---------------   -----------

Net assets available for plan benefits:
    Beginning of year                           44,990,641      193,904,569     120,885,696        20,381,766    11,395,717
                                          ----------------   --------------    ------------   ---------------   -----------

    End of Year                           $     64,934,965      224,753,967     124,886,234        21,633,677    12,041,141
                                          ================   ==============    ============   ===============   ===========

                                                                   December 31, 1998
                                           -------------------------------------------------------------------
                                           Smith Barney    Smith Barney     Smith Barney       Smith Barney
                                            Guaranteed     Equity Income/      Special           Managed
                                              Income       Large Capital      Equities            Growth
                                               Fund         Value Fund          Fund               Fund
                                           -------------  ----------------  --------------   -----------------
Assets

Investments, at value (notes 2 and 3)       145,837,694       165,670,792      10,519,394          16,538,787
Cash                                              9,016             6,340             379                 694
Receivables:
    Contributions                                    --           176,669              --                  --
    Receivable for investments sold                  --                --              --                  --
    Dividends and other                             568               226              41                 103
                                           ------------   ---------------   -------------    ----------------

       Total receivables                            568           176,895              41                 103
                                           ------------   ---------------   -------------    ----------------

              Total assets                  145,847,278       165,854,027      10,519,814          16,539,584
                                           ------------   ---------------   -------------    ----------------

Liabilities & Plan Equity

Payable for investments purchased                    --                --              --                  --
                                           ------------   ---------------   -------------    ----------------

        Total Liabilities                            --                --              --                  --


Net assets available for plan benefits      145,847,278       165,854,027      10,519,814          16,539,584
                                           ============   ===============   =============    ================

Investment activity:
    Dividends                                        --        11,627,209              --             666,937
    Interest                                  9,818,628             1,781             583               1,172
    Net Appreciation (depreciation) in
       fair value of investments                     --         9,787,445       1,066,412          (1,087,664)
                                           ------------   ---------------   -------------    ----------------
                                              9,818,628        21,416,435       1,066,995            (419,555)
  Less: Trustee/administrative expenses        (506,031)          (79,455)         (9,770)            (16,895)
                                           ------------   ---------------   -------------    ----------------

      Net investment income (loss)            9,312,597        21,336,980       1,057,225            (436,450)
                                           ------------   ---------------   -------------    ----------------

Contributions:
    Participant                               7,160,916         8,708,685       2,095,148           3,375,670
    Employer                                         --                --              --                  --
                                           ------------   ---------------   -------------    ----------------

      Total contributions                     7,160,916         8,708,685       2,095,148           3,375,670
                                           ------------   ---------------   -------------    ----------------

Distributions to participants                (8,168,784)       (7,828,792)       (570,738)         (1,223,880)
Loan activity, net                             (372,884)           70,735         112,973             208,656
Transfers from (to) other funds             (11,974,098)         (468,343)     (6,522,249)        (14,961,028)
                                           ------------   ---------------   -------------    ----------------
                                            (20,515,766)       (8,226,400)     (6,980,014)        (15,976,252)

    Net increase (decrease)                  (4,042,253)       21,819,265      (3,827,641)        (13,037,032)
                                           ------------   ---------------   -------------    ----------------

Net assets available for plan benefits:
    Beginning of year                       149,889,531       144,034,762      14,347,455          29,576,616
                                           ------------   ---------------   -------------    ----------------

    End of Year                             145,847,278       165,854,027      10,519,814          16,539,584
                                           ============   ===============   =============    ================

                    Travelers Group Inc. 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                      December 31, 1998
                                           -------------------------------------------------------------------------
                                             Deferred
                                              Profit    Travelers Fixed     Fixed        The S&P 500    Russell 2000
                                             Sharing      Income Fund      IRA Fund     Flagship Fund       Fund
                                           ------------   -----------   -------------   -------------   ------------
Assets

Investments, at value (notes 2 and 3)      $         --   409,613,148      53,275,982     162,242,457     62,227,916
Cash                                                 --            --              --              --             --
Receivables:
    Contributions                                    --            --              --       6,662,758        136,973
    Receivable for investments sold                  --            --              --              --             --
    Dividends and other                              --            --              --              40             20
                                           ------------   -----------   -------------   -------------   ------------

       Total receivables                             --            --              --       6,662,798        136,993
                                           ------------   -----------   -------------   -------------   ------------

              Total assets                           --   409,613,148      53,275,982     168,905,255     62,364,909
                                           ------------   -----------   -------------   -------------   ------------

Liabilities & Plan Equity

Payable for investments purchased                    --            --              --              --             --
                                           ------------   -----------   -------------   -------------   ------------

        Total Liabilities                            --            --              --              --             --


Net assets available for plan benefits     $         --   409,613,148      53,275,982     168,905,255     62,364,909
                                           ============   ===========   =============   =============   ============

Investment activity:
    Dividends                                        --            --              --              --             --
    Interest                                      2,645    25,447,835       3,398,757          29,966         23,092
    Net Appreciation (depreciation) in
       fair value of investments                     --            --              --      35,029,463     (2,333,870)
                                           ------------   -----------   -------------   -------------   ------------
                                                  2,645    25,447,835       3,398,757      35,059,429     (2,310,778)
  Less: Trustee/administrative expenses              --            --              --         (83,478)       (40,081)
                                           ------------   -----------   -------------   -------------   ------------

      Net investment income (loss)                2,645    25,447,835       3,398,757      34,975,951     (2,350,859)
                                           ------------   -----------   -------------   -------------   ------------

Contributions:
    Participant                                      --    35,867,284              --      15,031,118      7,517,122
    Employer                                         --            --              --              --             --
                                           ------------   -----------   -------------   -------------   ------------

      Total contributions                            --    35,867,284              --      15,031,118      7,517,122
                                           ------------   -----------   -------------   -------------   ------------

Distributions to participants                        --   (45,021,134)     (8,250,514)     (8,013,505)    (4,373,211)
Loan activity, net                                   --     2,216,673              --        (854,517)      (357,373)
Transfers from (to) other funds                 (65,839)  (15,687,261)            351       9,117,730     (2,408,400)
                                           ------------   -----------   -------------   -------------   ------------
                                                (65,839)  (58,491,722)     (8,250,163)        249,708     (7,138,984)

    Net increase (decrease)                     (63,194)    2,823,397      (4,851,406)     50,256,777     (1,972,721)
                                           ------------   -----------   -------------   -------------   ------------

Net assets available for plan benefits:
    Beginning of year                            63,194   406,789,751      58,127,388     118,648,478     64,337,630
                                           ------------   -----------   -------------   -------------   ------------

    End of Year                            $         --   409,613,148      53,275,982     168,905,255     62,364,909
                                           ============   ===========   =============   =============   ============

                                                                December 31, 1998
                                            -----------------------------------------------------------
                                                                                             Term
                                                                               TAP         Interest
                                                ESOP      Stable Interest     Common       Guarantee
                                                Fund           Fund         Stock Fund     Contracts
                                            -------------  -------------  --------------  -------------
Assets

Investments, at value (notes 2 and 3)                  --     20,091,276      35,714,542      8,610,678
Cash                                                   --             --          20,776             --
Receivables:
    Contributions                                      --             --          53,004             --
    Receivable for investments sold                    --             --              --             --
    Dividends and other                                --             --          45,675        (28,958)
                                            -------------  -------------  --------------  -------------

       Total receivables                               --             --          98,679        (28,958)
                                            -------------  -------------  --------------  -------------

              Total assets                             --     20,091,276      35,833,997      8,581,720
                                            -------------  -------------  --------------  -------------

Liabilities & Plan Equity

Payable for investments purchased                      --             --          46,875             --
                                            -------------  -------------  --------------  -------------

        Total Liabilities                              --             --          46,875             --


Net assets available for plan benefits                 --     20,091,276      35,787,122      8,581,720
                                            =============  =============  ==============  =============

Investment activity:
    Dividends                                          --             --         520,819             --
    Interest                                           --      1,328,420          10,953        647,924
    Net Appreciation (depreciation) in
       fair value of investments                       --             --     (13,227,817)            --
                                            -------------  -------------  --------------  -------------
                                                       --      1,328,420     (12,696,045)       647,924
  Less: Trustee/administrative expenses                --             --         (34,119)            --
                                            -------------  -------------  --------------  -------------

      Net investment income (loss)                     --      1,328,420     (12,730,164)       647,924
                                            -------------  -------------  --------------  -------------

Contributions:
    Participant                                        --      5,950,274       1,869,793        544,642
    Employer                                           --             --              --             --
                                            -------------  -------------  --------------  -------------

      Total contributions                              --      5,950,274       1,869,793        544,642
                                            -------------  -------------  --------------  -------------

Distributions to participants                          --     (2,722,151)     (2,547,320)      (626,709)
Loan activity, net                                     --       (478,972)       (785,961)       286,609
Transfers from (to) other funds              (353,075,339)      (782,900)    (13,841,934)    (1,259,258)
                                            -------------  -------------  --------------  -------------
                                             (353,075,339)    (3,984,023)    (17,175,215)    (1,599,358)

    Net increase (decrease)                  (353,075,339)     3,294,671     (28,035,586)      (406,792)
                                            -------------  -------------  --------------  -------------

Net assets available for plan benefits:
    Beginning of year                         353,075,339     16,796,605      63,822,708      8,988,512
                                            -------------  -------------  --------------  -------------

    End of Year                                        --     20,091,276      35,787,122      8,581,720
                                            =============  =============  ==============  =============

                    Travelers Group Inc. 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                           December 31, 1998
                                            ----------------------------------------------------------------------------------
                                                                                American
                                                               American         Odyssey         American          American
                                              Universal         Odyssey         Emerging         Odyssey           Odyssey
                                                 Life            Core        Opportunities    International       Long-Term
                                              Insurance       Equity Fund         Fund         Equity Fund        Bond Fund
                                            --------------   -------------   --------------   -------------    ---------------
Assets

Investments, at value (notes 2 and 3)       $       70,122      13,194,848        5,620,805       5,377,406          1,125,959
Cash                                                    --              --               --              --                 --
Receivables:
    Contributions                                       --             888            8,601             621                 --
    Receivable for investments sold                     --              --               --              --                 --
    Dividends and other                                 --              --               --              --                 --
                                            --------------   -------------   --------------   -------------    ---------------

       Total receivables                                --             888            8,601             621                 --
                                            --------------   -------------   --------------   -------------    ---------------

              Total assets                          70,122      13,195,736        5,629,406       5,378,027          1,125,959
                                            --------------   -------------   --------------   -------------    ---------------

Liabilities & Plan Equity

Payable for investments purchased                       --              --               --              --                 --
                                            --------------   -------------   --------------   -------------    ---------------

        Total Liabilities                               --              --               --              --                 --


Net assets available for plan benefits      $       70,122      13,195,736        5,629,406       5,378,027          1,125,959
                                            ==============   =============   ==============   =============    ===============

Investment activity:
    Dividends                                           --              --               --              --                 --
    Interest                                            --              --               --              --                 --
    Net Appreciation (depreciation) in
       fair value of investments                       729       1,842,348         (466,201)        546,104             99,721
                                            --------------   -------------   --------------   -------------    ---------------
                                                       729       1,842,348         (466,201)        546,104             99,721
  Less: Trustee/administrative expenses                 --              --               --              --                 --
                                            --------------   -------------   --------------   -------------    ---------------

      Net investment income (loss)                     729       1,842,348         (466,201)        546,104             99,721
                                            --------------   -------------   --------------   -------------    ---------------

Contributions:
    Participant                                     20,828       1,461,027          757,423         585,760            136,693
    Employer                                            --              --               --              --                 --
                                            --------------   -------------   --------------   -------------    ---------------

      Total contributions                           20,828       1,461,027          757,423         585,760            136,693
                                            --------------   -------------   --------------   -------------    ---------------

Distributions to participants                       (6,928)       (758,505)        (393,196)       (426,233)           (76,354)
Loan activity, net                                      --        (172,100)        (109,959)       (107,800)           (10,196)
Transfers from (to) other funds                         --        (279,939)        (307,299)       (363,969)           (40,448)
                                            --------------   -------------   --------------   -------------    ---------------
                                                    (6,928)     (1,210,544)        (810,454)       (898,002)          (126,998)

    Net increase (decrease)                         14,629       2,092,831         (519,232)        233,862            109,416
                                            --------------   -------------   --------------   -------------    ---------------

Net assets available for plan benefits:
    Beginning of year                               55,493      11,102,905        6,148,638       5,144,165          1,016,543
                                            --------------   -------------   --------------   -------------    ---------------

    End of Year                             $       70,122      13,195,736        5,629,406       5,378,027          1,125,959
                                            ==============   =============   ==============   =============    ===============

                                                                     December 31, 1998
                                              ---------------------------------------------------------------
                                                 American         American                         Salomon
                                                  Odyssey          Odyssey         In-Time       Investment
                                             Intermediate Term   Short-Term       Investing       Contract
                                                 Bond Fund        Bond Fund          Fund           Fund
                                              ---------------  ---------------  --------------  -------------
Assets

Investments, at value (notes 2 and 3)                 675,650               --       1,451,617     77,681,213
Cash                                                       --               --              --             --
Receivables:
    Contributions                                      14,542               --           2,001             --
    Receivable for investments sold                        --               --              --             --
    Dividends and other                                    --               --              --        423,454
                                              ---------------  ---------------  --------------  -------------

       Total receivables                               14,542               --           2,001        423,454
                                              ---------------  ---------------  --------------  -------------

              Total assets                            690,192               --       1,453,618     78,104,667
                                              ---------------  ---------------  --------------  -------------

Liabilities & Plan Equity

Payable for investments purchased                          --               --              --             --
                                              ---------------  ---------------  --------------  -------------

        Total Liabilities                                  --               --              --             --


Net assets available for plan benefits                690,192               --       1,453,618     78,104,667
                                              ===============  ===============  ==============  =============

Investment activity:
    Dividends                                              --               --         226,469             --
    Interest                                               --               --              --      4,949,860
    Net Appreciation (depreciation) in
       fair value of investments                      145,003         (111,499)             --             --
                                              ---------------  ---------------  --------------  -------------
                                                      145,003         (111,499)        226,469      4,949,860
  Less: Trustee/administrative expenses                    --               --              --       (513,613)
                                              ---------------  ---------------  --------------  -------------

      Net investment income (loss)                    145,003         (111,499)        226,469      4,436,247
                                              ---------------  ---------------  --------------  -------------

Contributions:
    Participant                                        79,246               --         135,435      2,258,725
    Employer                                               --               --              --             --
                                              ---------------  ---------------  --------------  -------------

      Total contributions                              79,246               --         135,435      2,258,725
                                              ---------------  ---------------  --------------  -------------

Distributions to participants                         (48,548)              --         (22,607)   (13,959,158)
Loan activity, net                                     (6,530)              --            (571)       251,631
Transfers from (to) other funds                      (116,322)              --          32,828      8,448,035
                                              ---------------  ---------------  --------------  -------------
                                                     (171,400)              --           9,650     (5,259,492)

    Net increase (decrease)                            52,849         (111,499)        371,554      1,435,480
                                              ---------------  ---------------  --------------  -------------

Net assets available for plan benefits:
    Beginning of year                                 637,343          111,499       1,082,064     76,669,187
                                              ---------------  ---------------  --------------  -------------

    End of Year                                       690,192               --       1,453,618     78,104,667
                                              ===============  ===============  ==============  =============

                    Travelers Group Inc. 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                             December 31, 1998
                                             ---------------------------------------------------------------------------------
                                                Salomon
                                             Institutional   Fischer Francis                    Bankers Trust
                                             Money Market      Intermediate   Salomon Brothers   Index Equity     Europacific
                                                 Fund           Bond Fund       Capital Fund         Fund            Fund
                                             -------------   ----------------  --------------   --------------   -------------
Assets

Investments, at value (notes 2 and 3)        $  64,431,648          6,747,383     101,793,697      169,372,847      69,130,982
Cash                                                 5,284         48,308,632       1,570,625        1,931,421       1,707,569
Receivables:
    Contributions                                       --                 --              --               --       2,034,966
    Receivable for investments sold                     --                 --              --               --              --
    Dividends and other                                 27             67,404           1,324            2,186           1,486
                                             -------------   ----------------  --------------   --------------   -------------

       Total receivables                                27             67,404           1,324            2,186       2,036,452
                                             -------------   ----------------  --------------   --------------   -------------

              Total assets                      64,436,959         55,123,419     103,365,646      171,306,454      72,875,003
                                             -------------   ----------------  --------------   --------------   -------------

Liabilities & Plan Equity

Payable for investments purchased                       --          6,018,750              --               --              --
                                             -------------   ----------------  --------------   --------------   -------------

        Total Liabilities                               --          6,018,750              --               --              --


Net assets available for plan benefits       $  64,436,959         49,104,669     103,365,646      171,306,454      72,875,003
                                             =============   ================  ==============   ==============   =============

Investment activity:
    Dividends                                    3,808,072                 --       5,318,843               --       2,220,113
    Interest                                         3,626          3,434,349          47,131           58,568          30,645
    Net Appreciation (depreciation) in
       fair value of investments                        --            (98,514)     16,256,885       38,178,001       8,169,132
                                             -------------   ----------------  --------------   --------------   -------------
                                                 3,811,698          3,335,835      21,622,859       38,236,569      10,419,890
  Less: Trustee/administrative expenses            (30,007)          (203,168)        (44,805)        (156,113)        (32,960)
                                             -------------   ----------------  --------------   --------------   -------------

      Net investment income (loss)               3,781,691          3,132,667      21,578,054       38,080,456      10,386,930
                                             -------------   ----------------  --------------   --------------   -------------

Contributions:
    Participant                                  2,014,497            758,177       2,152,178        4,690,871       2,855,192
    Employer                                            --                 --              --               --              --
                                             -------------   ----------------  --------------   --------------   -------------

      Total contributions                        2,014,497            758,177       2,152,178        4,690,871       2,855,192
                                             -------------   ----------------  --------------   --------------   -------------

Distributions to participants                  (10,501,333)        (8,443,122)    (13,937,727)     (16,435,103)     (9,790,257)
Loan activity, net                                (158,988)            34,197         (30,838)         229,772          85,530
Transfers from (to) other funds                 (2,420,584)         1,064,603      (7,971,700)       1,345,870      (5,031,374)
                                             -------------   ----------------  --------------   --------------   -------------
                                               (13,080,905)        (7,344,322)    (21,940,265)     (14,859,461)    (14,736,101)

    Net increase (decrease)                     (7,284,717)        (3,453,478)      1,789,967       27,911,866      (1,493,979)
                                             -------------   ----------------  --------------   --------------   -------------

Net assets available for plan benefits:
    Beginning of year                           71,721,676         52,558,147     101,575,679      143,394,588      74,368,982
                                             -------------   ----------------  --------------   --------------   -------------

    End of Year                              $  64,436,959         49,104,669     103,365,646      171,306,454      72,875,003
                                             =============   ================  ==============   ==============   =============

                                                                     December 31, 1998
                                               ----------------------------------------------------------------
                                                     BGI             SBAM          Putnam OTC       Templeton
                                              US Tactical Asset  Broad Market       Emerging       Developing
                                                 Allocation      Fixed Income        Growth       Markets Trust
                                                    Fund             Fund             Fund            Fund
                                               ---------------   -------------   --------------   -------------
Assets

Investments, at value (notes 2 and 3)               16,804,247       4,762,993               --      14,773,604
Cash                                                   357,220       1,493,016       38,404,117         285,752
Receivables:
    Contributions                                           --              --               --         910,675
    Receivable for investments sold                         --              --               --              --
    Dividends and other                                    204          57,317              354             415
                                               ---------------   -------------   --------------   -------------

       Total receivables                                   204          57,317              354         911,090
                                               ---------------   -------------   --------------   -------------

              Total assets                          17,161,671       6,313,326       38,404,471      15,970,446
                                               ---------------   -------------   --------------   -------------

Liabilities & Plan Equity

Payable for investments purchased                           --              --               --              --
                                               ---------------   -------------   --------------   -------------

        Total Liabilities                                   --              --               --              --


Net assets available for plan benefits              17,161,671       6,313,326       38,404,471      15,970,446
                                               ===============   =============   ==============   =============

Investment activity:
    Dividends                                               --           6,383               --         377,782
    Interest                                            11,749         339,236           16,941           9,201
    Net Appreciation (depreciation) in
       fair value of investments                     3,958,112          83,266        3,660,073      (4,492,840)
                                               ---------------   -------------   --------------   -------------
                                                     3,969,861         428,885        3,677,014      (4,105,857)
  Less: Trustee/administrative expenses               (100,734)         (3,463)         (17,070)         (8,225)
                                               ---------------   -------------   --------------   -------------

      Net investment income (loss)                   3,869,127         425,422        3,659,944      (4,114,082)
                                               ---------------   -------------   --------------   -------------

Contributions:
    Participant                                        172,746         317,634        2,817,091       1,555,672
    Employer                                                --              --               --              --
                                               ---------------   -------------   --------------   -------------

      Total contributions                              172,746         317,634        2,817,091       1,555,672
                                               ---------------   -------------   --------------   -------------

Distributions to participants                       (3,313,017)       (937,095)      (4,719,188)     (2,392,174)
Loan activity, net                                      28,409          20,534           88,503          48,741
Transfers from (to) other funds                      1,009,814       1,205,581       (2,937,207)     (1,629,868)
                                               ---------------   -------------   --------------   -------------
                                                    (2,274,794)        289,020       (7,567,892)     (3,973,301)

    Net increase (decrease)                          1,767,079       1,032,076       (1,090,857)     (6,531,711)
                                               ---------------   -------------   --------------   -------------

Net assets available for plan benefits:
    Beginning of year                               15,394,592       5,281,250       39,495,328      22,502,157
                                               ---------------   -------------   --------------   -------------

    End of Year                                     17,161,671       6,313,326       38,404,471      15,970,446
                                               ===============   =============   ==============   =============

                    Travelers Group Inc. 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                       December 31, 1998
                                             ------------------------------------------------------------------
                                                 Fidelity          Salomon
                                                Blue Chip         Brothers                         Smith Barney
                                                  Growth         High Yield        Stable Value     Government
                                                   Fund           Bond Fund            Fund      Securities Fund
                                             ----------------  ---------------   ---------------  -------------
Assets

Investments, at value (notes 2 and 3)        $             --        7,861,650                --             --
Cash                                               23,643,423           76,090                --             --
Receivables:
    Contributions                                          --          447,281         5,314,449      1,185,773
    Receivable for investments sold                        --               --                --             --
    Dividends and other                                   499              424                --             --
                                             ----------------  ---------------   ---------------  -------------

       Total receivables                                  499          447,705         5,314,449      1,185,773
                                             ----------------  ---------------   ---------------  -------------

              Total assets                         23,643,922        8,385,445         5,314,449      1,185,773
                                             ----------------  ---------------   ---------------  -------------

Liabilities & Plan Equity

Payable for investments purchased                          --               --                --             --
                                             ----------------  ---------------   ---------------  -------------

        Total Liabilities                                  --               --                --             --


Net assets available for plan benefits       $     23,643,922        8,385,445         5,314,449      1,185,773
                                             ================  ===============   ===============  =============

Investment activity:
    Dividends                                         179,931          970,071                --             --
    Interest                                            7,736            8,615                --             --
    Net Appreciation (depreciation) in
       fair value of investments                    4,836,805       (1,626,570)               --             --
                                             ----------------  ---------------   ---------------  -------------
                                                    5,024,472         (647,884)               --             --
  Less: Trustee/administrative expenses                (6,472)          (4,534)               --             --
                                             ----------------  ---------------   ---------------  -------------

      Net investment income (loss)                  5,018,000         (652,418)               --             --
                                             ----------------  ---------------   ---------------  -------------

Contributions:
    Participant                                     1,845,874          765,748                --             --
    Employer                                               --               --                --             --
                                             ----------------  ---------------   ---------------  -------------

      Total contributions                           1,845,874          765,748                --             --
                                             ----------------  ---------------   ---------------  -------------

Distributions to participants                      (2,378,010)      (2,477,277)               --             --
Loan activity, net                                     19,483            6,412                --             --
Transfers from (to) other funds                     7,381,766         (535,447)        5,314,449      1,185,773
                                             ----------------  ---------------   ---------------  -------------
                                                    5,023,239       (3,006,312)        5,314,449      1,185,773

    Net increase (decrease)                        11,887,113       (2,892,982)        5,314,449      1,185,773
                                             ----------------  ---------------   ---------------  -------------

Net assets available for plan benefits:
    Beginning of year                              11,756,809       11,278,427                --             --
                                             ----------------  ---------------   ---------------  -------------

    End of Year                              $     23,643,922        8,385,445         5,314,449      1,185,773
                                             ================  ===============   ===============  =============

                                                                      December 31, 1998
                                             -----------------------------------------------------------------
                                             Smith Barney     Salomon Bros.
                                             Large Capital      Investors          Loan
                                             Growth Fund           Fund            Fund             Total
                                             ------------     -------------   ---------------  ---------------
Assets

Investments, at value (notes 2 and 3)                  --                --        94,177,654    4,660,419,982
Cash                                                   --                --                --      124,133,706
Receivables:
    Contributions                               1,548,052            22,210                --       30,755,433
    Receivable for investments sold                    --                --                --       21,950,421
    Dividends and other                                --                --                --        1,405,120
                                             ------------     -------------   ---------------  ---------------

       Total receivables                        1,548,052            22,210                --       54,110,974
                                             ------------     -------------   ---------------  ---------------

              Total assets                      1,548,052            22,210        94,177,654    4,838,664,662
                                             ------------     -------------   ---------------  ---------------

Liabilities & Plan Equity

Payable for investments purchased                      --                --                --        8,996,543
                                             ------------     -------------   ---------------  ---------------

        Total Liabilities                              --                --                --        8,996,543


Net assets available for plan benefits          1,548,052            22,210        94,177,654    4,829,668,119
                                             ============     =============   ===============  ===============

Investment activity:
    Dividends                                          --                --                --       94,873,644
    Interest                                           --                --                --       50,528,698
    Net Appreciation (depreciation) in
       fair value of investments                       --                --                --       81,473,746
                                             ------------     -------------   ---------------  ---------------
                                                       --                --                --      226,876,088
  Less: Trustee/administrative expenses                --                --                --       (3,835,066)
                                             ------------     -------------   ---------------  ---------------

      Net investment income (loss)                     --                --                --      223,041,022
                                             ------------     -------------   ---------------  ---------------

Contributions:
    Participant                                        --            22,210         5,295,490      281,814,742
    Employer                                           --                --                --        5,137,065
                                             ------------     -------------   ---------------  ---------------

      Total contributions                              --            22,210         5,295,490      286,951,807
                                             ------------     -------------   ---------------  ---------------

Distributions to participants                          --                --        (3,530,285)    (377,745,190)
Loan activity, net                                     --                --         5,476,185               --
Transfers from (to) other funds                 1,548,052                --                --               --
                                             ------------     -------------   ---------------  ---------------
                                                1,548,052                --         1,945,900     (377,745,190)

    Net increase (decrease)                     1,548,052            22,210         7,241,390      132,247,639
                                             ------------     -------------   ---------------  ---------------

Net assets available for plan benefits:
    Beginning of year                                  --                --        86,936,264    4,697,420,480
                                             ------------     -------------   ---------------  ---------------

    End of Year                                 1,548,052            22,210        94,177,654    4,829,668,119
                                             ============     =============   ===============  ===============

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                                 December 31, 1997
                                               ------------------------------------------------------------------------------------

                                                                   Van Kampen       Van Kampen       Van Kampen       Van Kampen
                                                  Travelers     American Capital American Capital American Capital American Capital
                                                Common Stock        Emerging        Government        Comstock          Reserve
                                                    Fund          Growth Fund     Securities Fund       Fund             Fund
                                               ---------------   --------------   --------------   ---------------  ---------------
Assets

Investments, at value (notes 2 and 3)          $ 1,661,311,551      148,374,110        4,666,556        14,890,615       10,514,136
Cash                                                 1,970,467            1,175                3                 3               16
Receivables:
    Contributions                                      484,888           20,290              631            18,846              514
    Receivable for investments sold                         --               --               --                --               --
    Dividends and other                              3,609,777               37                4                15               13
                                               ---------------   --------------   --------------   ---------------  ---------------

       Total receivables                             4,094,665           20,327              635            18,861              527
                                               ---------------   --------------   --------------   ---------------  ---------------

              Total assets                       1,667,376,683      148,395,612        4,667,194        14,909,479       10,514,679
                                               ---------------   --------------   --------------   ---------------  ---------------

Liabilities

ESOP note payable                                           --               --               --                --               --
Payable for investments purchased                    1,590,067               --               --                --               --
                                               ---------------   --------------   --------------   ---------------  ---------------

       Total liabilities                             1,590,067               --               --                --               --

Receivable from (payable to) other funds             4,021,002               --               --                --               --
                                               ---------------   --------------   --------------   ---------------  ---------------

Net assets available for plan benefits         $ 1,669,807,618      148,395,612        4,667,194        14,909,479       10,514,679
                                               ===============   ==============   ==============   ===============  ===============

Investment activity:
    Dividends                                       12,448,553       13,389,897          306,971         2,068,801          505,987
    Interest                                            65,117            7,022              367           188,592              679
    Appreciation (depreciation) in
       fair value of investments                   700,288,040       12,563,742           69,214         1,208,350               --
                                               ---------------   --------------   --------------   ---------------  ---------------
                                                   712,801,710       25,960,661          376,552         3,465,743          506,666
  Less: Trustee/administrative expenses               (555,906)         (93,400)          (8,019)          (16,880)         (14,981)
                                               ---------------   --------------   --------------   ---------------  ---------------

      Net investment income (loss)                 712,245,804       25,867,261          368,533         3,448,863          491,685
                                               ---------------   --------------   --------------   ---------------  ---------------

Contributions:
    Participant                                     64,532,708       18,973,018          551,452         1,245,903          594,427
    Employer                                                --             (813)              --                --               --
                                               ---------------   --------------   --------------   ---------------  ---------------

      Total contributions                           64,532,708       18,972,205          551,452         1,245,903          594,427
                                               ---------------   --------------   --------------   ---------------  ---------------

Distributions to participants                      (73,673,547)      (6,901,403)        (287,751)         (863,271)      (1,114,189)
Loan activity, net                                  (6,428,158)        (453,956)         (51,508)          (63,107)        (148,505)
Transfers from (to) other funds                     48,655,133       (4,987,034)        (713,817)         (401,924)        (603,043)
                                               ---------------   --------------   --------------   ---------------  ---------------

    Net increase (decrease)                        745,331,940       32,497,073         (133,091)        3,366,464         (779,625)
                                               ---------------   --------------   --------------   ---------------  ---------------

Net assets available for plan benefits:
    Beginning of year                              888,648,289      115,898,539        4,800,285        11,543,015       11,294,304

    Transfers from (to) other plans (note 1)        35,827,389               --               --                --               --
                                               ---------------   --------------   --------------   ---------------  ---------------

    End of year                                $ 1,669,807,618      148,395,612        4,667,194        14,909,479       10,514,679
                                               ===============   ==============   ==============   ===============  ===============

                                                                              December 31, 1997
                                                -----------------------------------------------------------------------------
                                                                                                                  Concert
                                                   Common           Common          Common         Common        Allocation
                                                    Sense            Sense           Sense          Sense          Series
                                                   Growth       Growth & Income   Government    Money Market    High Growth
                                                    Fund             Fund            Fund           Fund         Portfolio
                                                -------------   ---------------  ------------   -------------  --------------
Assets

Investments, at value (notes 2 and 3)               5,139,348         4,696,405       601,480       2,436,540       2,784,406
Cash                                                       23                17            15              27              27
Receivables:
    Contributions                                         213               805            --              --          18,680
    Receivable for investments sold                        --                --            --              --          65,247
    Dividends and other                                     4                 1            --               3              --
                                                -------------   ---------------  ------------   -------------  --------------

       Total receivables                                  217               806            --               3          83,927
                                                -------------   ---------------  ------------   -------------  --------------

              Total assets                          5,139,588         4,697,228       601,495       2,436,570       2,868,360
                                                -------------   ---------------  ------------   -------------  --------------

Liabilities

Payable for investments purchased                          --                --            --              --             345
                                                -------------   ---------------  ------------   -------------  --------------

       Total liabilities                                   --                --            --              --             345

Receivable from (payable to) other funds                   --                --            --              --              --
                                                -------------   ---------------  ------------   -------------  --------------

Net assets available for plan benefits              5,139,588         4,697,228       601,495       2,436,570       2,868,015
                                                =============   ===============  ============   =============  ==============

Investment activity:
    Dividends                                       1,211,263         1,265,201        47,735         114,444          31,755
    Interest                                              189               191            84             183              62
    Appreciation (depreciation) in
       fair value of investments                      299,151           137,364        13,100              --          (5,969)
                                                -------------   ---------------  ------------   -------------  --------------
                                                    1,510,603         1,402,756        60,919         114,627          25,848
  Less: Trustee/administrative expenses                (8,003)           (7,577)       (3,796)         (5,667)         (2,308)
                                                -------------   ---------------  ------------   -------------  --------------

      Net investment income (loss)                  1,502,600         1,395,179        57,123         108,960          23,540
                                                -------------   ---------------  ------------   -------------  --------------

Contributions:
    Participant                                       359,988           299,759        52,023         116,684       1,176,997
    Employer                                               --                --            --            (838)             --
                                                -------------   ---------------  ------------   -------------  --------------

      Total contributions                             359,988           299,759        52,023         115,846       1,176,997
                                                -------------   ---------------  ------------   -------------  --------------

Distributions to participants                        (555,189)         (192,448)      (20,514)       (262,076)        (17,092)
Loan activity, net                                    (24,500)          (37,195)      (13,242)        (30,668)        (55,316)
Transfers from (to) other funds                      (236,751)         (229,554)     (322,278)         80,122       1,739,886
                                                -------------   ---------------  ------------   -------------  --------------

    Net increase (decrease)                         1,046,148         1,235,741      (246,888)         12,184       2,868,015
                                                -------------   ---------------  ------------   -------------  --------------

Net assets available for plan benefits:
    Beginning of year                               4,093,440         3,461,487       848,383       2,424,386              --

    Transfers from (to) other plans (note 1)               --                --            --              --              --
                                                -------------   ---------------  ------------   -------------  --------------

    End of year                                     5,139,588         4,697,228       601,495       2,436,570       2,868,015
                                                =============   ===============  ============   =============  ==============

                      Travelers Group 401(k) Savings Plan
                         Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                        December 31, 1997
                                                ---------------------------------------------------------------------
                                                  Concert           Concert             Concert           Concert
                                                 Allocation        Allocation          Allocation        Allocation
                                                   Series            Series              Series            Series
                                                   Growth           Balanced          Conservative         Income
                                                  Portfolio         Portfolio          Portfolio          Portfolio
                                                ------------       ------------       ------------       ------------
Assets

Investments, at value (notes 2 and 3)           $  2,711,780          2,629,801            594,928            602,848
Cash                                                      19                 49                 35                109
Receivables:
  Contributions                                       25,020             34,826              2,062                748
  Receivable for investments sold                     38,999            190,346             16,529             45,851
  Dividends and other                                     --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

    Total receivables                                 64,019            225,172             18,591             46,599
                                                ------------       ------------       ------------       ------------

      Total assets                                 2,775,818          2,855,022            613,554            649,556
                                                ------------       ------------       ------------       ------------

Liabilities

Forfeiture credits due to employer                        --                 --                 --                 --
ESOP note payable                                         --                 --                 --                 --
Payable for investments purchased                        353                337                256                216
                                                ------------       ------------       ------------       ------------

      Total liabilities                                  353                337                256                216

Receivable from (payable to) other funds                  --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

Net assets available for plan benefits          $  2,775,465          2,854,685            613,298            649,340
                                                ============       ============       ============       ============

Investment activity:
  Dividends                                           39,855             35,523             15,924             23,685
  Interest                                                35                 35                 50                 12
  Appreciation (depreciation) in
    fair value of investments                         53,510             35,836             18,663              8,570
                                                ------------       ------------       ------------       ------------
                                                      93,400             71,394             34,637             32,267
  Less: Trustee/administrative expenses               (2,214)            (2,209)            (2,067)            (2,167)
                                                ------------       ------------       ------------       ------------

    Net investment income (loss)                      91,186             69,185             32,570             30,100
                                                ------------       ------------       ------------       ------------

Contributions:
  Participant                                        992,599            689,672            240,892            137,279
  Employer                                                --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

      Total contributions                            992,599            689,672            240,892            137,279
                                                ------------       ------------       ------------       ------------

Distributions to participants                        (12,484)            17,922           (104,016)            (2,694)
Loan activity, net                                   (20,760)           (53,005)           (19,651)            (2,134)
Transfers from (to) other funds                    1,724,924          2,130,911            463,503            486,789
                                                ------------       ------------       ------------       ------------

  Net increase (decrease)                          2,775,465          2,854,685            613,298            649,340
                                                ------------       ------------       ------------       ------------

Net assets available for plan benefits:
  Beginning of year                                       --                 --                 --                 --

  Transfers from (to) other plans (note 1)                --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

  End of year                                   $  2,775,465          2,854,685            613,298            649,340
                                                ============       ============       ============       ============

                                                                         December 31, 1997
                                                ---------------------------------------------------------------------
                                                Smith Barney      Smith Barney        Van Kampen          American
                                               U.S. Government       Income        American Capital        Express
                                                 Securities          Return           Enterprise           Common
                                                    Fund              Fund               Fund             Stock Fund
                                                ------------       ------------       ------------       ------------
Assets

Investments, at value (notes 2 and 3)             22,818,510                 --         61,770,464        131,792,887
Cash                                                     692                 --              1,081             10,855
Receivables:
  Contributions                                      115,791                 --             13,379                 --
  Receivable for investments sold                         --                 --                 16                 --
  Dividends and other                                      5                 --                 --            336,968
                                                ------------       ------------       ------------       ------------

    Total receivables                                115,796                 --             13,395            336,968
                                                ------------       ------------       ------------       ------------

      Total assets                                22,934,998                 --         61,784,940        132,140,710
                                                ------------       ------------       ------------       ------------

Liabilities

Forfeiture credits due to employer                        --                 --                 --                 --
ESOP note payable                                         --                 --                 --                 --
Payable for investments purchased                         --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

      Total liabilities                                   --                 --                 --                 --

Receivable from (payable to) other funds                  --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

Net assets available for plan benefits            22,934,998                 --         61,784,940        132,140,710
                                                ============       ============       ============       ============

Investment activity:
  Dividends                                        1,373,353                 --          6,100,144          1,382,436
  Interest                                               731                 --              1,104              1,645
  Appreciation (depreciation) in
    fair value of investments                        577,128                 --          6,579,603         50,726,202
                                                ------------       ------------       ------------       ------------
                                                   1,951,212                 --         12,680,851         52,110,283
  Less: Trustee/administrative expenses              (17,530)                --            (35,413)           (85,580)
                                                ------------       ------------       ------------       ------------

    Net investment income (loss)                   1,933,682                 --         12,645,438         52,024,703
                                                ------------       ------------       ------------       ------------

Contributions:
  Participant                                      1,745,837                 --          6,863,798                 --
  Employer                                              (213)                --                 --                 --
                                                ------------       ------------       ------------       ------------

      Total contributions                          1,745,624                 --          6,863,798                 --
                                                ------------       ------------       ------------       ------------

Distributions to participants                     (1,728,466)           (59,771)        (2,491,488)        (6,226,279)
Loan activity, net                                   (22,597)            (3,237)           (60,852)          (767,295)
Transfers from (to) other funds                      917,627         (3,541,549)         4,481,598         (7,457,558)
                                                ------------       ------------       ------------       ------------

  Net increase (decrease)                          2,845,870         (3,604,557)        21,438,494         37,573,571
                                                ------------       ------------       ------------       ------------

Net assets available for plan benefits:
  Beginning of year                               20,089,128          3,604,557         40,346,446         94,567,139

  Transfers from (to) other plans (note 1)                --                 --                 --                 --
                                                ------------       ------------       ------------       ------------

  End of year                                     22,934,998                 --         61,784,940        132,140,710
                                                ============       ============       ============       ============

                                                                December 31, 1997
                                                --------------------------------------------------
                                                                   Smith Barney
                                                Smith Barney        Aggressive        Smith Barney
                                                   Money              Growth          Appreciation
                                                   Fund                Fund               Fund
                                                ------------       ------------       ------------
Assets

Investments, at value (notes 2 and 3)             51,341,355         44,989,795        193,899,159
Cash                                                     880                845                811
Receivables:
  Contributions                                         (771)               (11)             4,574
  Receivable for investments sold                         --                 --                 --
  Dividends and other                                      8                 12                 25
                                                ------------       ------------       ------------

    Total receivables                                   (763)                 1              4,599
                                                ------------       ------------       ------------

      Total assets                                51,341,472         44,990,641        193,904,569
                                                ------------       ------------       ------------

Liabilities

Forfeiture credits due to employer                        --                 --                 --
ESOP note payable                                         --                 --                 --
Payable for investments purchased                         --                 --                 --
                                                ------------       ------------       ------------

      Total liabilities                                   --                 --                 --

Receivable from (payable to) other funds                  --                 --                 --
                                                ------------       ------------       ------------

Net assets available for plan benefits            51,341,472         44,990,641        193,904,569
                                                ============       ============       ============

Investment activity:
  Dividends                                        2,547,495          2,061,244         28,529,882
  Interest                                             2,021                865              3,106
  Appreciation (depreciation) in
    fair value of investments                             --          7,379,703         12,876,724
                                                ------------       ------------       ------------
                                                   2,549,516          9,441,812         41,409,712
  Less: Trustee/administrative expenses              (36,006)           (28,488)          (109,404)
                                                ------------       ------------       ------------

    Net investment income (loss)                   2,513,510          9,413,324         41,300,308
                                                ------------       ------------       ------------

Contributions:
  Participant                                      3,877,387          4,090,227         13,616,193
  Employer                                              (263)            (2,022)                --
                                                ------------       ------------       ------------

      Total contributions                          3,877,124          4,088,205         13,616,193
                                                ------------       ------------       ------------

Distributions to participants                     (4,987,968)        (2,309,801)        (8,747,512)
Loan activity, net                                  (799,410)          (414,170)          (898,399)
Transfers from (to) other funds                   13,679,081          1,182,948         (5,033,256)
                                                ------------       ------------       ------------

  Net increase (decrease)                         14,282,337         11,960,506         40,237,334
                                                ------------       ------------       ------------

Net assets available for plan benefits:
  Beginning of year                               37,059,135         33,030,135        153,667,235

  Transfers from (to) other plans (note 1)                --                 --                 --
                                                ------------       ------------       ------------

  End of year                                     51,341,472         44,990,641        193,904,569
                                                ============       ============       ============

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                             December 31, 1997
                                                --------------------------------------------------------------------------
                                                 Smith Barney    Smith Barney                                 Smith Barney
                                                International    Diversified    Smith Barney                   Guaranteed
                                                    Equity        Strategic         High       Smith Barney      Income
                                                     Fund        Income Fund    Income Fund   Utilities Fund      Fund
                                                --------------   ------------   ------------   ------------   ------------
Assets

Investments, at value (notes 2 and 3)           $  120,881,658     20,380,833             --     11,394,421    149,626,246
Cash                                                       744            799             --            803        263,184
Receivables:
    Contributions                                        3,271            128             --            488            (93)
    Receivable for investments sold                         --             --             --             --             --
    Dividends and other                                     23              6             --              5            194
                                                --------------   ------------   ------------   ------------   ------------

       Total receivables                                 3,294            134             --            493            101
                                                --------------   ------------   ------------   ------------   ------------

              Total assets                         120,885,696     20,381,766             --     11,395,717    149,889,531
                                                --------------   ------------   ------------   ------------   ------------

Liabilities

ESOP note payable                                           --             --             --             --             --
Payable for investments purchased                           --             --             --             --             --
                                                --------------   ------------   ------------   ------------   ------------

       Total liabilities                                    --             --             --             --             --

Receivable from (payable to) other funds                    --             --             --             --             --
                                                --------------   ------------   ------------   ------------   ------------

Net assets available for plan benefits          $  120,885,696     20,381,766             --     11,395,717    149,889,531
                                                ==============   ============   ============   ============   ============

Investment activity:
    Dividends                                   $      362,310      1,701,404             --      1,149,813             --
    Interest                                             3,712            467             --            520     10,292,279
    Appreciation (depreciation) in
       fair value of investments                     3,225,678       (185,354)            --      1,161,265             --
                                                --------------   ------------   ------------   ------------   ------------
                                                     3,591,700      1,516,517             --      2,311,598     10,292,279
  Less: Trustee/administrative expenses                (86,467)       (17,017)            --        (13,449)      (531,442)
                                                --------------   ------------   ------------   ------------   ------------

      Net investment income (loss)                   3,505,233      1,499,500             --      2,298,149      9,760,837
                                                --------------   ------------   ------------   ------------   ------------

Contributions:
    Participant                                     16,581,148      2,374,561             --      1,466,704      8,376,840
    Employer                                                --             --             --             --        101,339
                                                --------------   ------------   ------------   ------------   ------------

      Total contributions                           16,581,148      2,374,561             --      1,466,704      8,478,179
                                                --------------   ------------   ------------   ------------   ------------

Distributions to participants                       (7,116,110)    (1,169,518)       (81,228)      (843,700)    (9,476,079)
Loan activity, net                                      29,435          9,410        (11,484)      (117,104)      (735,885)
Transfers from (to) other funds                    (15,876,801)       224,511     (4,506,862)    (5,116,608)    (5,132,178)
                                                --------------   ------------   ------------   ------------   ------------

    Net increase (decrease)                         (2,877,095)     2,938,464     (4,599,574)    (2,312,559)     2,894,874
                                                --------------   ------------   ------------   ------------   ------------

Net assets available for plan benefits:
    Beginning of year                              123,762,791     17,443,302      4,599,574     13,708,276    146,994,657

    Transfers from (to) other plans (note 1)                --             --             --             --             --
                                                --------------   ------------   ------------   ------------   ------------

    End of year                                 $  120,885,696     20,381,766             --     11,395,717    149,889,531
                                                ==============   ============   ============   ============   ============

                                                                                 December 31, 1997
                                               ------------------------------------------------------------------------------------
                                               Smith Barney  Smith Barney  Smith Barney    Deferred
                                                 Equity        Special       Managed        Profit         Fixed          Fixed
                                                 Income        Equities       Growth        Sharing       Savings          IRA
                                                  Fund           Fund          Fund          Plan           Fund          Fund
                                               -----------   ------------  ------------   -----------   ------------  -------------
Assets

Investments, at value (notes 2 and 3)          144,030,836     14,341,800    29,569,359        63,194    406,088,810     58,127,388
Cash                                                   834            813           827            --             --             --
Receivables:
    Contributions                                    3,073          4,836         6,422            --           (589)            --
    Receivable for investments sold                     --             --            --            --        747,874             --
    Dividends and other                                 19              6             8            --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

       Total receivables                             3,092          4,842         6,430            --        747,285             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

              Total assets                     144,034,762     14,347,455    29,576,616        63,194    406,836,095     58,127,388
                                               -----------   ------------  ------------   -----------   ------------  -------------

Liabilities

ESOP note payable                                       --             --            --            --             --             --
Payable for investments purchased                       --             --            --            --         46,344             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

       Total liabilities                                --             --            --            --         46,344             --

Receivable from (payable to) other funds                --             --            --            --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

Net assets available for plan benefits         144,034,762     14,347,455    29,576,616        63,194    406,789,751     58,127,388
                                               ===========   ============  ============   ===========   ============  =============

Investment activity:
    Dividends                                   14,387,143             --     2,099,910         3,456             --             --
    Interest                                         2,245            667           835            --     27,757,495      3,827,738
    Appreciation (depreciation) in
       fair value of investments                17,820,282       (750,743)    1,379,554            --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------
                                                32,209,670       (750,076)    3,480,299         3,456     27,757,495      3,827,738
  Less: Trustee/administrative expenses            (82,029)       (13,818)      (20,925)           --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

      Net investment income (loss)              32,127,641       (763,894)    3,459,374         3,456     27,757,495      3,827,738
                                               -----------   ------------  ------------   -----------   ------------  -------------

Contributions:
    Participant                                  7,983,112      3,147,636     3,846,729            --     23,897,144             --
    Employer                                          (440)            --            --            --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

      Total contributions                        7,982,672      3,147,636     3,846,729            --     23,897,144             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

Distributions to participants                   (6,097,680)      (685,844)   (1,431,638)      (10,000)   (36,226,164)    (7,660,010)
Loan activity, net                                (257,322)       229,618       108,232            --       (365,070)            --
Transfers from (to) other funds                 (3,321,710)      (270,038)    1,295,790            --     (4,890,814)            --
                                               -----------   ------------  ------------   -----------   ------------  -------------

    Net increase (decrease)                     30,433,601      1,657,478     7,278,487        (6,544)    10,172,591     (3,832,272)
                                               -----------   ------------  ------------   -----------   ------------  -------------

Net assets available for plan benefits:
    Beginning of year                          113,601,161     12,689,977    22,298,129        69,738    396,617,160     61,959,660

    Transfers from (to) other plans (note 1)            --             --            --            --             --             --
                                               -----------   ------------  ------------   -----------   ------------  -------------

    End of year                                144,034,762     14,347,455    29,576,616        63,194    406,789,751     58,127,388
                                               ===========   ============  ============   ===========   ============  =============

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                                 December 31, 1997
                                                ----------------------------------------------------------------------------------
                                                 S & P 500      Russell                                      TAP         Guarantee
                                                  Flagship        2000           ESOP         Stable     Common Stock     Annuity
                                                    Fund          Fund           Fund          Fund          Fund        Contracts
                                                ------------  ------------   ------------   ----------   ------------   -----------
Assets

Investments, at value (notes 2 and 3)           $118,520,465    64,058,436    379,039,600   17,039,728     66,506,184     8,988,512
Cash                                                   2,665         1,755      9,479,216           --         36,455            --
Receivables:
    Contributions                                     41,604         7,768             --       20,879          3,675            --
    Receivable for investments sold                   90,744       273,523             --           --             --            --
    Dividends and other                                   --            --          1,570           --             --            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

       Total receivables                             132,348       281,291          1,570       20,879          3,675            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

              Total assets                       118,655,478    64,341,482    388,520,386   17,060,607     66,546,314     8,988,512
                                                ------------  ------------   ------------   ----------   ------------   -----------

Liabilities

ESOP note payable                                         --            --     17,450,000           --             --            --
Payable for investments purchased                      7,000         3,852      1,606,231      264,002      2,723,606            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

       Total liabilities                               7,000         3,852     19,056,231      264,002      2,723,606            --

Receivable from (payable to) other funds                  --            --    (16,388,816)          --             --            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

Net assets available for plan benefits          $118,648,478    64,337,630    353,075,339   16,796,605     63,822,708     8,988,512
                                                ============  ============   ============   ==========   ============   ===========

Investment activity:
    Dividends                                   $         --            --     12,141,458           --        528,964            --
    Interest                                              --            --             --    1,064,285             --       216,768
    Appreciation (depreciation) in
       fair value of investments                  28,102,738    11,600,629    145,416,891           --     14,185,634            --
                                                ------------  ------------   ------------   ----------   ------------   -----------
                                                  28,102,738    11,600,629    157,558,349    1,064,285     14,714,598       216,768
  Less: Trustee/administrative expenses                   --            --             --           --             --            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

      Net investment income (loss)                28,102,738    11,600,629    157,558,349    1,064,285     14,714,598       216,768
                                                ------------  ------------   ------------   ----------   ------------   -----------

Contributions:
    Participant                                   11,852,078     7,337,446      2,520,471    2,628,247        817,896       385,295
    Employer                                              --            --             --           --             --            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

      Total contributions                         11,852,078     7,337,446      2,520,471    2,628,247        817,896       385,295
                                                ------------  ------------   ------------   ----------   ------------   -----------

Distributions to participants                     (6,496,528)   (3,354,259)   (14,734,677)  (1,798,452)    (2,335,777)     (775,774)
Loan activity, net                                  (869,112)     (521,732)       (32,709)    (792,238)    (1,163,693)      (10,480)
Transfers from (to) other funds                    6,244,149     3,136,952     (3,819,711)  (2,747,575)   (15,665,597)     (738,399)
                                                ------------  ------------   ------------   ----------   ------------   -----------

    Net increase (decrease)                       38,833,325    18,199,036    141,491,723   (1,645,733)    (3,632,573)     (922,590)
                                                ------------  ------------   ------------   ----------   ------------   -----------

Net assets available for plan benefits:
    Beginning of year                             79,815,153    46,138,594    211,583,616   18,442,338     67,455,281     9,911,102

    Transfers from (to) other plans (note 1)              --            --             --           --             --            --
                                                ------------  ------------   ------------   ----------   ------------   -----------

    End of year                                 $118,648,478    64,337,630    353,075,339   16,796,605     63,822,708     8,988,512
                                                ============  ============   ============   ==========   ============   ===========

                                                                                 December 31, 1997
                                                ----------------------------------------------------------------------------------
                                                                             American     American
                                                               American      Odyssey       Odyssey      American       American
                                                 Universal     Odyssey       Emerging   International   Odyssey        Odyssey
                                                   Life          Core      Opportunities   Equity      Long-Term   Intermediate-Term
                                                 Insurance   Equity Fund       Fund         Fund       Bond Fund       Bond Fund
                                                -----------  ------------   ----------   -----------   ----------   ---------------
Assets

Investments, at value (notes 2 and 3)                55,493    11,102,905    6,148,638     5,144,165    1,016,543           637,343
Cash                                                     --            --           --            --           --                --
Receivables:
    Contributions                                        --            --           --            --           --                --
    Receivable for investments sold                      --            --           --            --           --                --
    Dividends and other                                  --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

       Total receivables                                 --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

              Total assets                           55,493    11,102,905    6,148,638     5,144,165    1,016,543           637,343
                                                -----------  ------------   ----------   -----------   ----------   ---------------

Liabilities

ESOP note payable                                        --            --           --            --           --                --
Payable for investments purchased                        --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

       Total liabilities                                 --            --           --            --           --                --

Receivable from (payable to) other funds                 --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

Net assets available for plan benefits               55,493    11,102,905    6,148,638     5,144,165    1,016,543           637,343
                                                ===========  ============   ==========   ===========   ==========   ===============

Investment activity:
    Dividends                                            --     2,537,288      373,931       264,114           --                --
    Interest                                          2,613            --           --            --       91,872            39,169
    Appreciation (depreciation) in
       fair value of investments                     (5,619)           --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------
                                                     (3,006)    2,537,288      373,931       264,114       91,872            39,169
  Less: Trustee/administrative expenses                  --        (1,149)        (675)           --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

      Net investment income (loss)                   (3,006)    2,536,139      373,256       264,114       91,872            39,169
                                                -----------  ------------   ----------   -----------   ----------   ---------------

Contributions:
    Participant                                      23,099     1,168,022      953,574       667,567      114,974            55,183
    Employer                                             --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

      Total contributions                            23,099     1,168,022      953,574       667,567      114,974            55,183
                                                -----------  ------------   ----------   -----------   ----------   ---------------

Distributions to participants                        (6,620)     (569,211)    (400,648)     (316,378)     (64,260)          (24,580)
Loan activity, net                                       --       (40,816)     (16,666)       (9,654)      (6,047)             (593)
Transfers from (to) other funds                          --       136,059     (382,469)       58,640     (201,948)          (57,605)
                                                -----------  ------------   ----------   -----------   ----------   ---------------

    Net increase (decrease)                          13,473     3,230,193      527,047       664,289      (65,409)           11,574
                                                -----------  ------------   ----------   -----------   ----------   ---------------

Net assets available for plan benefits:
    Beginning of year                                42,020     7,872,712    5,621,591     4,479,876    1,081,952           625,769

    Transfers from (to) other plans (note 1)             --            --           --            --           --                --
                                                -----------  ------------   ----------   -----------   ----------   ---------------

    End of year                                      55,493    11,102,905    6,148,638     5,144,165    1,016,543           637,343
                                                ===========  ============   ==========   ===========   ==========   ===============

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                           December 31, 1997
                                                -----------------------------------------------------------------------
                                                                 American                      Salomon
                                                  American       Odyssey         Salomon       Brothers   Fisher Francis
                                                  Odyssey       In - Time      Investment   Institutional  Intermediate
                                                 Short-Term     Investing       Contract         Money         Bond
                                                 Bond Fund         Fund           Fund       Market Fund       Fund
                                                ------------   ------------   ------------   ------------  ------------
Assets

Investments, at value (notes 2 and 3)           $    111,499      1,082,064     73,808,224     68,906,636    43,101,392
Cash                                                      --             --             --     (1,046,623)    6,944,723
Receivables:
    Contributions                                         --             --      1,343,728      1,794,197     1,019,050
    Receivable for investments sold                       --             --        476,471        955,018       727,835
    Dividends and other                                   --             --             --             --            --
                                                ------------   ------------   ------------   ------------  ------------

       Total receivables                                  --             --      1,820,199      2,749,215     1,746,885
                                                ------------   ------------   ------------   ------------  ------------

              Total assets                           111,499      1,082,064     75,628,423     70,609,228    51,793,000
                                                ------------   ------------   ------------   ------------  ------------

Liabilities

ESOP note payable                                         --             --             --             --            --
Payable for investments purchased                         --             --             --             --            --
                                                ------------   ------------   ------------   ------------  ------------

       Total liabilities                                  --             --             --             --            --

Receivable from (payable to) other funds                  --             --      1,040,764      1,112,448       765,147
                                                ------------   ------------   ------------   ------------  ------------

Net assets available for plan benefits          $    111,499      1,082,064     76,669,187     71,721,676    52,558,147
                                                ============   ============   ============   ============  ============

Investment activity:
    Dividends                                   $         --             --             --        334,124            --
    Interest                                          24,365        198,495        411,095            260       291,741
    Appreciation (depreciation) in
       fair value of investments                          --             --           (298)          (406)      119,281
                                                ------------   ------------   ------------   ------------  ------------
                                                      24,365        198,495        410,797        333,978       411,022
  Less: Trustee/administrative expenses                   --             --         (6,180)            (3)      (12,733)
                                                ------------   ------------   ------------   ------------  ------------

      Net investment income (loss)                    24,365        198,495        404,617        333,975       398,289
                                                ------------   ------------   ------------   ------------  ------------

Contributions:
    Participant                                       15,880         98,128        318,484        909,458       246,880
    Employer                                              --             --             --             --            --
                                                ------------   ------------   ------------   ------------  ------------

      Total contributions                             15,880         98,128        318,484        909,458       246,880
                                                ------------   ------------   ------------   ------------  ------------

Distributions to participants                        (33,643)       (15,890)      (194,123)    (1,598,123)      (65,456)
Loan activity, net                                    (1,140)        (7,522)        22,518          8,826         3,563
Transfers from (to) other funds                     (240,876)       116,005        305,876     (1,052,723)      322,582
                                                ------------   ------------   ------------   ------------  ------------

    Net increase (decrease)                         (235,414)       389,216        857,372     (1,398,587)      905,858
                                                ------------   ------------   ------------   ------------  ------------

Net assets available for plan benefits:
    Beginning of year                                346,913        692,848             --             --            --

    Transfers from (to) other plans (note 1)              --             --     75,811,815     73,120,263    51,652,289
                                                ------------   ------------   ------------   ------------  ------------

    End of year                                 $    111,499      1,082,064     76,669,187     71,721,676    52,558,147
                                                ============   ============   ============   ============  ============

                                                                           December 31, 1997
                                                -----------------------------------------------------------------------
                                                  Salomon      Bankers Trust                    BGI            SBAM
                                                  Brothers         Index       Europacific Tactical Asset  Broad Market
                                                  Capital         Equity         Growth      Allocation    Fixed Income
                                                    Fund           Fund           Fund          Fund           Fund
                                                ------------   ------------   ------------  ------------   ------------
Assets

Investments, at value (notes 2 and 3)             96,571,938    137,211,432     69,993,825    13,885,715      3,935,125
Cash                                                      --          1,102          9,670            91        683,926
Receivables:
    Contributions                                  2,355,338      3,183,060      2,124,117       493,637        219,811
    Receivable for investments sold                  809,186      1,112,451        650,120       642,087        279,135
    Dividends and other                                   --             --             --            --             --
                                                ------------   ------------   ------------  ------------   ------------

       Total receivables                           3,164,524      4,295,511      2,774,237     1,135,724        498,946
                                                ------------   ------------   ------------  ------------   ------------

              Total assets                        99,736,462    141,508,045     72,777,732    15,021,530      5,117,997
                                                ------------   ------------   ------------  ------------   ------------

Liabilities

ESOP note payable                                         --             --             --            --             --
Payable for investments purchased                         --        575,922             --            --             --
                                                ------------   ------------   ------------  ------------   ------------

       Total liabilities                                  --        575,922             --            --             --

Receivable from (payable to) other funds           1,839,217      2,462,465      1,591,250       373,062        163,253
                                                ------------   ------------   ------------  ------------   ------------

Net assets available for plan benefits           101,575,679    143,394,588     74,368,982    15,394,592      5,281,250
                                                ============   ============   ============  ============   ============

Investment activity:
    Dividends                                             --             --      3,675,375            70         25,491
    Interest                                             461            649            197            --             --
    Appreciation (depreciation) in
       fair value of investments                     738,253      2,319,536     (2,824,433)      256,148         11,422
                                                ------------   ------------   ------------  ------------   ------------
                                                     738,714      2,320,185        851,139       256,218         36,913
  Less: Trustee/administrative expenses                  (12)        (7,049)            (9)           (2)           (98)
                                                ------------   ------------   ------------  ------------   ------------

      Net investment income (loss)                   738,702      2,313,136        851,130       256,216         36,815
                                                ------------   ------------   ------------  ------------   ------------

Contributions:
    Participant                                      632,347        969,669        645,602       168,919         71,190
    Employer                                              --             --             --            --             --
                                                ------------   ------------   ------------  ------------   ------------

      Total contributions                            632,347        969,669        645,602       168,919         71,190
                                                ------------   ------------   ------------  ------------   ------------

Distributions to participants                       (247,491)      (301,246)      (103,284)      (35,894)       (24,833)
Loan activity, net                                    26,981         27,158         22,853         5,639          1,518
Transfers from (to) other funds                       62,765      1,079,597     (1,429,790)      634,968        221,369
                                                ------------   ------------   ------------  ------------   ------------

    Net increase (decrease)                        1,213,304      4,088,314        (13,489)    1,029,848        306,059
                                                ------------   ------------   ------------  ------------   ------------

Net assets available for plan benefits:
    Beginning of year                                     --             --             --            --             --

    Transfers from (to) other plans (note 1)     100,362,375    139,306,274     74,382,471    14,364,744      4,975,191
                                                ------------   ------------   ------------  ------------   ------------

    End of year                                  101,575,679    143,394,588     74,368,982    15,394,592      5,281,250
                                                ============   ============   ============  ============   ============

                       Travelers Group 401(k) Savings Plan
                          Notes to Financial Statements

8     Investment Allocation (Continued)

                                                                      December 31, 1997
                                                   ---------------------------------------------------------
                                                   Putnam OTC &    Templeton      Fidelity   Salomon Brothers
                                                     Emerging      Developing    Blue Chip      High Yield
                                                      Growth        Markets        Growth          Bond
                                                       Fund          Trust          Fund           Fund
                                                   ------------   ------------  ------------   -------------
Assets

Investments, at value (notes 2 and 3)                36,305,689     20,370,381    10,573,734      10,455,154
Cash                                                        172         (7,680)           --              97
Receivables:
    Contributions                                     1,748,077      1,059,869       582,856         438,012
    Receivable for investments sold                      98,520        226,621        92,478          68,533
    Dividends and other                                      --             --            --              --
                                                   ------------   ------------  ------------   -------------

       Total receivables                              1,846,597      1,286,490       675,334         506,545
                                                   ------------   ------------  ------------   -------------

              Total assets                           38,152,458     21,649,191    11,249,068      10,961,796
                                                   ------------   ------------  ------------   -------------

Liabilities

ESOP note payable                                            --             --            --              --
Payable for investments purchased                            --             --            --              --
                                                   ------------   ------------  ------------   -------------

       Total liabilities                                     --             --            --              --

Receivable from (payable to) other funds              1,342,870        852,966       507,741         316,631
                                                   ------------   ------------  ------------   -------------

Net assets available for plan benefits               39,495,328     22,502,157    11,756,809      11,278,427
                                                   ============   ============  ============   =============

Investment activity:
    Dividends                                               129      1,362,059       177,765         168,603
    Interest                                                 --            263            --              22
    Appreciation (depreciation) in
       fair value of investments                        679,033     (1,532,538)      (39,049)        (52,154)
                                                   ------------   ------------  ------------   -------------
                                                        679,162       (170,216)      138,716         116,471
  Less: Trustee/administrative expenses                      (3)            (7)           --              (1)
                                                   ------------   ------------  ------------   -------------

      Net investment income (loss)                      679,159       (170,223)      138,716         116,470
                                                   ------------   ------------  ------------   -------------

Contributions:
    Participant                                         647,544        382,314       325,503         184,897
    Employer                                                 --             --            --              --
                                                   ------------   ------------  ------------   -------------

      Total contributions                               647,544        382,314       325,503         184,897
                                                   ------------   ------------  ------------   -------------

Distributions to participants                           (68,288)       (73,485)       (7,187)         (9,179)
Loan activity, net                                       37,028          8,196           748          18,367
Transfers from (to) other funds                        (508,344)      (606,839)      382,709         329,157
                                                   ------------   ------------  ------------   -------------

    Net increase (decrease)                             787,099       (460,037)      840,489         639,712
                                                   ------------   ------------  ------------   -------------

Net assets available for plan benefits:
    Beginning of year                                        --             --            --              --

    Transfers from (to) other plans (note 1)         38,708,229     22,962,194    10,916,320      10,638,715
                                                   ------------   ------------  ------------   -------------

    End of year                                      39,495,328     22,502,157    11,756,809      11,278,427
                                                   ============   ============  ============   =============

                                                         December 31, 1997
                                                   -----------------------------
                                                      Loan
                                                      Fund            Total
                                                   -----------   ---------------
Assets

Investments, at value (notes 2 and 3)               86,936,264     4,674,578,303
Cash                                                        --        18,360,722
Receivables:
    Contributions                                           --        17,193,699
    Receivable for investments sold                         --         7,607,584
    Dividends and other                                     --         3,948,703
                                                   -----------   ---------------

       Total receivables                                    --        28,749,986
                                                   -----------   ---------------

              Total assets                          86,936,264     4,721,689,011
                                                   -----------   ---------------

Liabilities

ESOP note payable                                           --        17,450,000
Payable for investments purchased                           --         6,818,531
                                                   -----------   ---------------

       Total liabilities                                    --        24,268,531

Receivable from (payable to) other funds                    --                --
                                                   -----------   ---------------

Net assets available for plan benefits              86,936,264     4,697,420,480
                                                   ===========   ===============

Investment activity:
    Dividends                                               --       114,793,555
    Interest                                                --        44,500,303
    Appreciation (depreciation) in
       fair value of investments                            --     1,014,454,681
                                                   -----------   ---------------
                                                            --     1,173,748,539
  Less: Trustee/administrative expenses                     --        (1,830,683)
                                                   -----------   ---------------

      Net investment income (loss)                          --     1,171,917,856
                                                   -----------   ---------------

Contributions:
    Participant                                      4,408,129       226,379,513
    Employer                                                --            96,750
                                                   -----------   ---------------

      Total contributions                            4,408,129       226,476,263
                                                   -----------   ---------------

Distributions to participants                       (2,976,030)     (217,969,324)
Loan activity, net                                  14,766,842                --
Transfers from (to) other funds                             --                --
                                                   -----------   ---------------

    Net increase (decrease)                         16,198,941     1,180,424,795
                                                   -----------   ---------------

Net assets available for plan benefits:
    Beginning of year                               66,269,195     2,859,499,288

    Transfers from (to) other plans (note 1)         4,468,128       657,496,397
                                                   -----------   ---------------

    End of year                                     86,936,264     4,697,420,480
                                                   ===========   ===============

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Line 27 (a)
                 Schedule of Assets Held for Investment Purposes

                                December 31, 1998

                                                         Number
                                                        of Shares            Cost           Value **
                                                        ---------            ----           --------
Short Term Funds
  Liquid Reserve Fund                                  124,133,706      $ 124,133,706  $  124,133,706

Stock Funds
  Citigroup Inc. Common Stock*                          38,824,159        770,674,192   1,929,075,400
  Travelers Property Casualty Corp Common Stock*         1,152,082         28,339,767      35,714,542
  American Express Common Stock                          1,345,948         31,944,755     137,959,670
                                                                      --------------------------------
                                                                          830,958,713   2,102,749,612
                                                                      --------------------------------

Mutual Funds
  American Capital Enterprise Fund                       3,850,376         57,533,579      79,433,260
  American Capital Government Securities Fund              481,210          4,981,375       5,023,835
  American Capital Comstock Fund                         1,019,974         16,091,684      16,717,378
  American Capital Emerging Growth Fund                  4,087,096        128,153,719     196,916,280
  Smith Barney Money Fund Cash Portfolio                 2,067,723          2,067,723       2,067,723
  Smith Barney Large Capital Value Fund*                 9,048,104        128,996,789     165,670,792
  Smith Barney U.S. Government Securities Fund*          1,923,020         25,827,377      25,806,933
  Smith Barney Money Fund (Government Portfolio)*       57,102,441         57,102,441      57,102,441
  Smith Barney International Equity Fund*                5,644,567         99,774,287     124,744,924
  Smith Barney Aggressive Growth Fund*                   1,201,672         35,517,352      62,967,637
  Smith Barney Appreciation Fund*                       14,679,015        170,153,877     224,442,132
  Smith Barney Diversified Strategic Fund*               2,695,758         21,597,716      21,188,658
  Smith Barney Utility Fund*                               882,756         12,508,455      12,040,787
  Smith Barney Special Equity Fund*                        354,427         10,280,868      10,519,394
  Smith Barney Managed Growth Fund*                      1,207,211         15,625,213      16,538,787
  Salomon Brothers Institutional Money Market Fund*     64,431,648         64,431,648      64,431,648
  Salomon Brothers Capital Fund                          4,429,665         86,132,713     101,793,697
  Bankers Trust Equity Index Fund                           58,054         62,866,155     169,372,847
  Europacific Growth Fund                                2,434,190         58,247,504      69,130,982
  Templeton Developing Markets Trust                     1,434,330         20,387,086      14,773,604
  SB High Yield Bond Fund                                  794,909          8,086,055       7,861,650
  American Odyssey Core Equity Fund*                       640,216         11,301,266      13,194,848
  American Odyssey Emerging Opportunities Fund*            429,397          4,848,377       5,620,805
  American Odyssey International Equity Fund*              319,134          4,674,223       5,377,406
  American Odyssey Long-Term Bond Fund*                     97,995          1,056,341       1,125,959
  American Odyssey Intermediate-Term Bond Fund*             60,705            645,365         675,650
  State Street Global Advisors Flagship Fund               792,509         78,265,474     162,242,457
  State Street Global Advisors Russell 2000 Fund         2,697,586         44,052,632      62,227,916
  CS Growth Portfolio*                                     418,741          5,645,225       5,858,184

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Line 27 (a)
                 Schedule of Assets Held for Investment Purposes

                                December 31, 1998

                                                         Number
                                                        of Shares            Cost           Value **
                                                        ---------            ----           --------
  CS High Growth Portfolio*                                436,841          5,884,245       6,264,304
  CS Balanced Portfolio*                                   391,422          5,034,430       5,021,942
  CS Conservative Portfolio*                               104,632          1,276,799       1,250,352
  CS Income Portfolio*                                      99,577          1,169,751       1,141,151
                                                                      --------------------------------
                                                                        1,256,217,745   1,718,546,363
                                                                      --------------------------------

  BGI U.S. Tactical Asset Allocation Fund
     Wells Fargo Money Market                                   80                 80              80
     Wells Fargo Cash for Emloyee Benefit Trust                  1                  1               1
     Wells Fargo US Tactical Asset Allocation Fund         562,690         10,183,787      16,804,166
                                                                      --------------------------------
                                                                           10,183,868      16,804,247
                                                                      --------------------------------

  SBAM Broad Market Fixed Income Fund
     United States Treasury Notes
        4.500% 11/15/08                                    175,000            177,908         176,367
        6.125% 11/15/27                                    240,000            254,213         268,649
        5.625% 05/15/08                                    585,000            634,699         624,213
        5.500% 08/15/28                                    100,000            100,906         104,672
        5.375% 06/30/03                                    350,000            360,475         360,171
        6.375% 03/31/01                                     75,000             78,301          77,742
        6.500% 10/15/06                                    250,000            249,849         277,305
        5.250% 08/15/03                                    250,000            263,107         256,368
      Federal Home Ln Mtg Corp
        9.000% 01/01/24                                    250,594            248,949         252,546
        8.000% 07/01/20                                     98,607            102,480         103,368
      Federal Nat Mtg Assn Gtd
        9.000% 01/01/24                                    108,163            116,072         115,159
        6.500% 12/01/25                                     71,995             70,353          72,511
        6.500% 12/01/10                                     65,676             65,317          66,664
        7.000% 03/01/26                                     76,229             75,585          77,793
        6.500% 04/01/13                                     33,899             34,122          34,388
      Belo (MA) Corp Deb 7.250% 09/15/27                   125,000            124,263         125,855
      Banc One Auto Grantor Tr 1997-B Asset Backed
        6.290% 07/20/04                                     82,948             82,942          83,647
      First Data Corp Medium Term Nts 6.375% 12/15/07      150,000            149,564         155,420
      Green Tree Finl Corp 97-6 MFD HSG 7.070% 01/16/29     96,797             96,782         106,601
      Contimortgage Home Equity LNTR 6.070% 03/15/13       200,000            199,971         200,436
      Comdisco Inc. Notes 6.130% 08/01/01                  120,000            120,000         119,078
      DLJ Coml. Mtg. Corp. Coml. Mtg. 6.110% 06/10/31      146,390            145,171         148,907

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Line 27 (a)
                 Schedule of Assets Held for Investment Purposes

                                December 31, 1998

                                                         Number
                                                        of Shares            Cost           Value **
                                                        ---------            ----           --------
      Ford Cr. Auto Owner TR 1998-B Asset
        5.850% 10/15/01                                    175,000            174,962         176,727
      GTE Corp. Deb. Reg. 6.940% 04/15/28                   60,000             59,930          65,163
      Merrill Lynch Notes 6.000% 11/15/04                   50,000             50,125          50,537
      Norsk Hydro AS Deb. 6.700% 01/15/18                  100,000             99,488          99,370
      Nationsbank Credit Card Master Trust
        Ser 1995-1 8.450% 04/15/2003                        80,000             80,363          82,260
      Staples Inc Sr Nt Reg 7.125% 08/15/2007              100,000             99,787         101,434
      Proxair Inc. Notes 6.150% 04/15/03                   125,000            124,838         124,706
      Pohang IR & Stl 7.500% 08/01/2002                    125,000            128,486         115,121
      Empresa Elec Pehuenhe Notes 05/01/2003               150,000            150,356         139,815
                                                                      --------------------------------
                                                                            4,719,364       4,762,993
                                                                      --------------------------------

Fisher Francis Intermediate Bond Fund
     Federal Nat Mtg Assn Stripped Mortgage Backed
       Secs. SMBS
       Principal only 02/01/23                              20,664             16,816          18,271
     US Treasury Bill 4.380% 5/27/99                       700,000            685,643         687,820
       Federal Nat Mtg Assn Gtd
       6.500% 01/01/29                                   6,000,000          6,018,750       6,041,100
     Residential Fdg Mtg Secs II Inc. Home
       Equity Ln Bkd Nt 1997-HS2 Adj Rate Reg
       5.125% 09/20/22                                         193                193             193
                                                                      --------------------------------
                                                                            6,721,402       6,747,383
                                                                      --------------------------------

Guaranteed Investment Contracts - Salomon  ***
  American International Life Assurance Co.
    of NY GIC#18287                                      4,788,937          4,788,937       4,788,937
  Trv. Group GR-16878                                   32,098,536         32,098,536      32,098,536
  CNA GP #24014                                          4,327,357          4,327,357       4,327,357
  CNA GIC 24014-016                                      9,402,545          9,402,545       9,402,545
  Met Life Ins. Co. GAC #13739                          11,283,290         11,283,290      11,283,290
  New York Life Ins Co #GA 06538-003                     5,534,581          5,534,581       5,534,581
  New York Life Fixed Dollar Account GA-06538004        10,245,967         10,245,967      10,245,967
                                                                      --------------------------------
                                                                           77,681,213      77,681,213
                                                                      --------------------------------

Guaranteed Investment Contract - Smith Barney  ****
  Principal Financial Corporate Contract #4-09271-01     7,749,629          7,749,629       7,749,629
  Principal Financial Corporate Contract #49271-2        2,410,359          2,410,359       2,410,359
  Prudential Insurance Company GIC #7658-211             7,609,368          7,609,368       7,609,368
  Prudential Insurance Company GIC #7658-212             5,689,511          5,689,511       5,689,511
  Travelers Insurance Company #GR-16959                    123,164            123,164         123,164
  Travelers Insurance Company #GR-17104                 30,209,964         30,209,964      30,209,964

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Line 27 (a)
                 Schedule of Assets Held for Investment Purposes

                                December 31, 1998

                                                         Number
                                                        of Shares            Cost           Value **
                                                        ---------            ----           --------
  Travelers GIC Contract # 16569                        11,991,496         11,991,496      11,991,496
  Travelers Life Contract #GR - 16384 Mat               50,508,000         50,508,000      50,508,000
  Travelers Life Contract #GR - 16384 Account 1         15,989,145         15,989,145      15,989,145
  Travelers Insurance Company #GR-16409A                13,557,058         13,557,058      13,557,058
                                                                      --------------------------------
                                                                          145,837,694     145,837,694
                                                                      --------------------------------

Guaranteed Annuity Contracts - Copeland
  Group annuity contract GR 16487*                       1,780,963          1,780,963       1,780,963
  Group annuity contract GR 16573*                       2,736,915          2,736,915       2,736,915
  Group annuity contract GR 16958*                       4,092,800          4,092,800       4,092,800
                                                                      --------------------------------
                                                                            8,610,678       8,610,678
                                                                      --------------------------------

Travelers Insurance Company Annuity Contracts*         482,980,406     $  482,980,406  $  482,980,406

Universal Life Insurance Contract                                              70,122          70,122

In-Time Investing Fund*                                    107,402                 --       1,451,617

Loan Fund  *****                                                           94,177,654      94,177,654

                                                                      ---------------  ---------------
      Total                                                            $3,036,292,565  $4,784,553,688
                                                                      ===============  ===============

* Parties-in-interest exempt under ERISA Regulations. See note 5 to financial statements.

** See note 2 to financial statements for a discussion of investment valuation.

*** The interest rates of the guaranteed investment contracts range from 6.1% to 7.2%. The blended rate of return earned for 1998 was 6.52% prior to fund expenses.

**** The interest rates of the guaranteed investment contracts range from 5.4% to 7.3%. The blended rate of return earned for 1998 was 6.46% prior to fund expenses.

***** The interest rate on loans to participants equal from one to two percentage points above the Prime Rate published in the Wall Journal for the first business day of the month in which the loan application is received.

                       TRAVELERS GROUP 401(k) SAVINGS PLAN

                        Schedule to Form 5500: Item 27(d)
                       Schedule of Reportable Transactions

                      For the year ended December 31, 1998

The following series of transactions exceeded 5% of the Plan's net assets available for plan benefits.

                                         No. of        Purchase        Selling         Expense           Cost           Net
Description                           transactions       price          price        with trade        of asset      gain(loss)
-----------                           ------------       -----          -----        ----------        --------      ----------
Liquid Reserve Fund                       3,619     $ 584,261,962   $          --    $      --      $ 584,261,962             --
Liquid Reserve Fund                       2,870     $          --     531,210,937           --        531,210,937             --

Citigroup Inc. Common Stock                 665     $ 462,667,496              --      190,455        462,857,951             --
Citigroup Inc. Common Stock                 611     $          --     185,479,375       92,404         60,372,503    125,014,468